UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

High Income Fund

October 31, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 18, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the annual reporting period ended October 31, 2012.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

The Fund pursues income opportunities from government, corporate, emerging market and high yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. dollar-denominated or non-U.S. dollar-denominated fixed-income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Rating Service and Fitch Ratings, Ltd.) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities. The Fund may also make short sales of securities or maintain a short position.

The Fund may invest in mortgage-related and other asset-backed securities,

loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared with its composite benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Barclays Capital (“BC”) U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index for the six- and 12-month periods ended October 31, 2012. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The Fund delivered strong absolute returns and outperformed its benchmark for both periods, before sales charges. An overweight to high yield contributed positively, as did an underweight to local emerging market debt, which underperformed during

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

both periods. High-yield security selection, particularly in cyclical and non-cyclical industries, contributed positively for both periods. Selection within the Fund’s telecommunications holdings detracted for both periods. Exposure to non-benchmark sectors, specifically U.S. investment-grade corporates, commercial mortgage-backed securities (“CMBS”) and non-agency mortgages, contributed positively. Within the Fund’s emerging market debt exposure for both periods, an overweight to the Ivory Coast, which significantly outperformed, contributed positively as did an underweight to Lebanon, which underperformed. Corporate holdings in Mexico also helped performance. An underweight in Venezuela, based on both fundamentals and political risks in that country, detracted, as that country outperformed.

The Fund’s use of leverage was a positive contributor for both periods; reverse repurchase agreements were utilized at favorable rates, allowing the Fund to reinvest the proceeds into higher-yielding securities. Within the Fund’s derivative positions, credit default swaps were utilized as both a hedge against cash positions and to add credit exposure, which added to relative returns during both periods. Currency options were employed to hedge against market conditions of various countries, as well as equity derivatives as a hedge against the high-yield market, which helped relative performance during both periods. The Fund utilized currency forwards during both periods for both hedging and non-hedging purposes. Overall currency positioning was positive for the six-month period, helped by a short position in the South African rand; currency positioning detracted for the 12-month period, primarily due to a long position in the U.S. dollar and short position in the Mexican peso. Futures were utilized to manage yield curve positioning during both periods, which had an immaterial impact on performance.

Market Review and Investment Strategy

Volatility continued throughout the 12-month period ended October 31, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. Swings between “risk-on” and “risk off” throughout the period reflected uncertainty created by the protracted sovereign debt crisis in Europe, a looming fiscal policy crisis in the U.S., and questions as to whether emerging market economies such as China and Brazil are heading for a hard or soft economic landing.

Investor confidence improved in the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro area crisis, and after signs of improving economic momentum, particularly in the U.S., buoyed markets. In the second quarter of 2012, however, the pendulum swung back to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

fell dramatically, with U.S. Treasury and German bund yields setting new record lows.

Toward the end of the period, global risk aversion eased once again, prompted by positive central bank policy initiatives, with the ECB announcing a bond purchase program to support financial market stability in the euro area. Yields on 10-year European government bonds, including those of countries at the center of the sovereign debt crisis, fell. In the U.S., a third round of quantitative easing by the Federal Reserve was also positive for broad-market sentiment. Federal Reserve officials indicated that the current low interest rate regime would likely last until the middle of 2015; previously, it had been expected to run to the end of 2014.

For the 12-month period, risk assets gained in value and corporate bond spreads narrowed. The Fund continued to be overweight corporate high-yield debt and underweight both U.S. dollar-denominated and local emerging market debt. The Fund’s Global Fixed Income Investment Team and Global Credit Investment Team (collectively, the “Teams”) believed that corporate high-yield bonds presented the best risk/return opportunity in the global high-yield space. Risk premiums in high-yield corporates were attractive, given both positive fundamentals and strong technicals. Demand for high yield remained strong as investors reached for yield in a historically low interest rate environment. The Teams continued to favor high-yield securities that appeared undervalued, particularly financials, as well as U.S. corporates over European corporates, and remained cautious on peripheral Europe.

Within emerging market hard currency sovereign debt, the Fund was underweight the sector as a whole, but employed a well-diversified mix of sovereign, quasi-sovereign and corporate issues to add value. Although emerging market fundamentals in investment-grade countries were generally favorable, their lower relative yields did not make them attractive, in the Teams’ view. Conversely, opportunities were limited in higher yielding non-investment grade countries amid fundamental and political concerns. In the emerging market space, the Teams continue to see emerging market central banks taking steps to counteract slower growth. Politics continues to be a source of uncertainty in many emerging market economies. As such, the Teams are closely monitoring the aftermath of the elections in Venezuela as well as Ukraine. Overall exposure to emerging market currencies within the Fund remained very low, as the Teams’ more uncertain outlook for global growth justified caution.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged JPM® EMBI Global, the JPM® GBI-EM and the BC U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The BC U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate HY Index. The BC U.S. Corporate HY Index represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least 1 year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein High Income Fund†
Class A	7.35%	15.03%

Class B*	6.91%	14.26%

Class C	6.89%	14.05%

Advisor Class**	7.39%	15.37%

Class R**	7.16%	14.66%

Class K**	7.23%	15.02%

Class I**	7.41%	15.42%

Composite Benchmark: 33% JPM EMBI Global/33% JPM GBI-EM/33% BC US Corporate HY 2% Issuer Capped Index	6.06%	12.96%

JPM EMBI Global	8.38%	16.33%

JPM GBI-EM	3.34%	8.59%

BC US Corporate HY 2% Issuer Capped Index	6.24%	13.58%

†     Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for six- and 12-month periods ended October 31, 2012 by 0.06%.

*    Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/02 TO 10/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Fund Class A shares (from 10/31/02 to 10/31/12) as compared to the performance of the Fund’s composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			5.42%
1 Year	15.03%	10.11%
5 Years	10.17%	9.22%
10 Years	13.65%	13.15%

Class B Shares			4.90%
1 Year	14.26%	11.26%
5 Years	9.36%	9.36%
10 Years(a)	13.11%	13.11%

Class C Shares			4.89%
1 Year	14.05%	13.05%
5 Years	9.31%	9.31%
10 Years	12.75%	12.75%

Advisor Class Shares‡			5.97%
1 Year	15.37%	15.37%
Since Inception†	11.23%	11.23%

Class R Shares‡			5.46%
1 Year	14.66%	14.66%
Since Inception†	10.64%	10.64%

Class K Shares‡			5.62%
1 Year	15.02%	15.02%
Since Inception†	10.94%	10.94%

Class I Shares‡			6.05%
1 Year	15.42%	15.42%
Since Inception†	11.25%	11.25%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.96%, 1.69%, 1.66%, 0.66%, 1.28%, 1.01% and 0.63% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2012.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

†	Inception date: 1/28/08.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns
Class A Shares
1 Year	15.02%
5 Years	9.55%
10 Years	14.06%

Class B Shares
1 Year	16.29%
5 Years	9.65%
10 Years(a)	14.01%

Class C Shares
1 Year	18.32%
5 Years	9.63%
10 Years	13.64%

Advisor Class Shares‡
1 Year	20.49%
Since Inception†	11.18%

Class R Shares‡
1 Year	19.77%
Since Inception†	10.59%

Class K Shares‡
1 Year	20.28%
Since Inception†	10.92%

Class I Shares‡
1 Year	20.68%
Since Inception†	11.23%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

†	Inception date: 1/28/08.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,073.50	$4.64	0.89%
Hypothetical**	$1,000	$1,020.66	$4.52	0.89%
Class B
Actual	$1,000	$1,069.10	$8.48	1.63%
Hypothetical**	$1,000	$1,016.94	$8.26	1.63%
Class C
Actual	$1,000	$1,068.90	$8.27	1.59%
Hypothetical**	$1,000	$1,017.14	$8.06	1.59%
Advisor Class
Actual	$1,000	$1,073.90	$3.08	0.59%
Hypothetical**	$1,000	$1,022.17	$3.00	0.59%
Class R
Actual	$1,000	$1,071.60	$6.51	1.25%
Hypothetical**	$1,000	$1,018.85	$6.34	1.25%
Class K
Actual	$1,000	$1,072.30	$4.69	0.90%
Hypothetical**	$1,000	$1,020.61	$4.57	0.90%
Class I
Actual	$1,000	$1,074.10	$2.87	0.55%
Hypothetical**	$1,000	$1,022.37	$2.80	0.55%
*	Expenses are equal to the classes’ annualized expense ratios of respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,177.1

*	All data are as of October 31, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.5% or less in the following security types: Common Stocks, Governments – Sovereign Agencies, Governments – Sovereign Bonds, Inflation-Linked Securities, Local Governments – Regional Bonds, Options Purchased – Puts, Supranationals and Warrants.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

*	All data are as of October 31, 2012. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Australia, Austria, Barbados, Belgium, Bermuda, Cayman Islands, Chile, China, Colombia, Croatia, Czech Republic, Denmark, Dominican Republic, El Salvador, Euro Zone, Gabon, Ghana, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Ivory Coast, Japan, Kazakhstan, Nigeria, Norway, Peru, Philippines, Portugal, Serbia, Singapore, Slovenia, South Africa, Spain, Supranational, Sweden, Trinidad & Tobago, Ukraine, United Arab Emirates, Uruguay, Venezuela and Virgin Islands (BVI).

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2012

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON – INVESTMENT GRADES – 51.1%
Industrial – 43.8%
Basic – 3.6%
AK Steel Corp. 7.625%, 5/15/20(a)	U.S.$	3,535	$3,057,775
Appleton Papers, Inc. 10.50%, 6/15/15(b)		2,150	2,279,000
Arch Coal, Inc. 7.00%, 6/15/19(a)		3,500	3,106,250
7.25%, 6/15/21(a)		4,402	3,884,765
8.75%, 8/01/16(a)		1,675	1,695,937
Ashland, Inc. 4.75%, 8/15/22(b)		1,800	1,836,000
Basell Finance Co. BV 8.10%, 3/15/27(b)		3,420	4,582,800
Calcipar SA 6.875%, 5/01/18(b)		1,301	1,304,253
Celanese US Holdings LLC 6.625%, 10/15/18		644	701,960
Commercial Metals Co. 6.50%, 7/15/17		3,844	4,045,810
7.35%, 8/15/18		2,644	2,842,300
Consol Energy, Inc. 8.00%, 4/01/17		2,000	2,115,000
8.25%, 4/01/20		3,000	3,180,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.935%, 11/15/14(c)		1,390	1,299,650
Huntsman International LLC 8.625%, 3/15/21		3,900	4,436,250
Ineos Finance PLC 8.375%, 2/15/19(b)		3,500	3,675,000
INEOS Group Holdings SA 8.50%, 2/15/16(a)(b)		9,341	9,014,065
James River Coal Co. 7.875%, 4/01/19		600	390,000
JMC Steel Group, Inc. 8.25%, 3/15/18(b)		4,898	4,971,470
Kerling PLC 10.625%, 2/01/17(b)	EUR	6,635	7,976,458
LyondellBasell Industries NV 6.00%, 11/15/21	U.S.$	2,070	2,393,437
MacDermid, Inc. 9.50%, 4/15/17(b)		3,315	3,464,175
Momentive Performance Materials, Inc. 11.50%, 12/01/16(a)(d)		3,400	2,210,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MPM Escrow LLC/MPM Finance Escrow Corp. 8.875%, 10/15/20(b)	U.S.$	7,692	$7,538,160
New World Resources NV 7.875%, 5/01/18(b)	EUR	3,221	4,154,025
NewPage Corp. 10.00%, 5/01/12(e)	U.S.$	1,120	56,000
Norske Skogindustrier ASA 7.00%, 6/26/17	EUR	1,720	1,649,740
NOVA Chemicals Corp. 8.625%, 11/01/19	U.S.$	2,383	2,698,747
Old AII, Inc. 7.625%, 2/15/18		7,666	7,780,990
7.875%, 11/01/20(b)		3,871	3,851,645
Orion Engineered Carbons Bondco GmbH 9.625%, 6/15/18(b)		2,183	2,401,300
Peabody Energy Corp. 6.00%, 11/15/18		1,625	1,685,938
6.25%, 11/15/21		1	1,033
6.25%, 11/15/21(a)(b)		7,900	8,156,750
7.875%, 11/01/26		50	53,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II 8.375%, 6/01/20(b)		6,500	6,825,000
Polypore International, Inc. 7.50%, 11/15/17		1,635	1,765,800
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		2,500	2,593,750
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9.00%, 10/15/17(b)		10,320	10,526,400
11.25%, 10/15/18(a)(b)		5,180	5,024,600
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	3,440	4,904,632
SPCM SA 5.50%, 6/15/20		8,130	10,711,571
Steel Dynamics, Inc. 6.125%, 8/15/19(b)	U.S.$	800	836,000
6.375%, 8/15/22(b)		4,626	4,834,170
6.75%, 4/01/15		675	685,125
7.625%, 3/15/20		2,500	2,740,625
TPC Group LLC 8.25%, 10/01/17		5,374	5,911,400
United States Steel Corp. 6.65%, 6/01/37		4,037	3,451,635
Usiminas Commercial Ltd. 7.25%, 1/18/18(b)		2,441	2,709,510
Vedanta Resources PLC 9.50%, 7/18/18(a)(b)		1,900	2,056,750

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Verso Paper Holdings LLC/Verso Paper, Inc. 8.75%, 2/01/19(a)	U.S.$	1,726	$638,620
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	4,210,498
8.50%, 1/15/25		1,000	1,364,647

			186,280,916

Capital Goods – 5.0%
Alliant Techsystems, Inc. 6.875%, 9/15/20		2,120	2,321,400
Ardagh Glass Finance PLC 8.75%, 2/01/20(b)	EUR	2,144	2,841,472
Ardagh Packaging Finance PLC
7.375%, 10/15/17(b)	U.S.$	2,350	2,526,250
9.125%, 10/15/20(b)		2,500	2,612,500
9.25%, 10/15/20(b)	EUR	1,198	1,630,427
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.375%, 10/15/17(a)(b)		5,500	7,556,554
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	3,698	3,855,165
6.875%, 10/01/20		2,480	2,752,800
Berry Plastics Corp. 9.75%, 1/15/21		5,000	5,675,000
10.25%, 3/01/16		302	309,550
Bombardier, Inc. 5.75%, 3/15/22(b)		5,800	6,111,750
7.45%, 5/01/34(b)		1,105	1,139,531
7.75%, 3/15/20(b)		2,558	2,989,663
Building Materials Corp. of America 6.75%, 5/01/21(b)		3,500	3,815,000
6.875%, 8/15/18(b)		1,540	1,651,650
7.00%, 2/15/20(b)		985	1,068,725
7.50%, 3/15/20(b)		1,898	2,064,075
Cemex Espana Luxembourg 9.25%, 5/12/20(b)		555	577,200
Cemex Finance LLC 9.375%, 10/12/22(b)		4,406	4,593,433
Clean Harbors, Inc. 5.25%, 8/01/20(b)		800	820,000
Clondalkin Industries BV 8.00%, 3/15/14(b)	EUR	821	925,801
CNH America LLC 7.25%, 1/15/16	U.S.$	997	1,116,640
CNH Capital LLC 6.25%, 11/01/16(b)		1,425	1,539,000
Crown European Holdings SA 7.125%, 8/15/18(b)	EUR	1,295	1,821,188

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	2,000	$2,210,000
9.50%, 6/15/17		480	524,400
Griffon Corp. 7.125%, 4/01/18		1,604	1,692,220
Grohe Holding GmbH 8.625%, 10/01/14(a)(b)	EUR	2,720	3,525,909
HD Supply, Inc. 8.125%, 4/15/19(b)	U.S.$	6,997	7,696,700
11.00%, 4/15/20(b)		7,834	8,911,175
11.50%, 7/15/20(b)		4,166	4,384,715
HeidelbergCement Finance Luxembourg SA 8.50%, 10/31/19	EUR	2,420	3,748,650
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18	U.S.$	1,511	1,631,880
7.125%, 3/15/21		2,186	2,349,950
Isabelle Acquisition Sub, Inc. 10.00%, 11/15/18(b)(f)		5,887	6,335,884
KUKA AG 8.75%, 11/15/17(b)	EUR	4,917	7,106,084
Lafarge SA 7.125%, 7/15/36	U.S.$	2,640	2,692,800
Manitowoc Co., Inc. (The) 5.875%, 10/15/22		3,750	3,735,938
8.50%, 11/01/20		5,474	6,144,565
9.50%, 2/15/18		216	241,380
Masco Corp. 5.95%, 3/15/22		5,800	6,489,962
6.125%, 10/03/16		2,315	2,533,911
Nordenia Holdings AG 9.75%, 7/15/17	EUR	1,652	2,489,191
Nortek, Inc. 8.50%, 4/15/21	U.S.$	6,025	6,476,875
Obrascon Huarte Lain SA 7.375%, 4/28/15	EUR	2,550	3,515,888
OI European Group BV 6.75%, 9/15/20(b)		1,500	2,162,950
6.875%, 3/31/17(b)		1,000	1,335,034
Plastipak Holdings, Inc. 8.50%, 12/15/15(b)	U.S.$	3,733	3,807,660
Ply Gem Industries, Inc. 8.25%, 2/15/18(a)		3,350	3,576,125
Polymer Group, Inc. 7.75%, 2/01/19		9,800	10,486,000
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18		3,000	3,292,500
Rearden G Holdings EINS GmbH 7.875%, 3/30/20(a)(b)		3,770	4,170,563

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rexam PLC 6.75%, 6/29/67	EUR	2,660	$3,549,847
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20(b)	U.S.$	2,779	2,806,790
7.125%, 4/15/19		712	758,280
7.875%, 8/15/19		4,653	5,048,505
8.50%, 5/15/18		4,050	4,029,750
9.00%, 4/15/19		2,638	2,670,975
9.875%, 8/15/19		6,304	6,603,440
RSC Equipment Rental, Inc./RSC Holdings III LLC 10.25%, 11/15/19		2,000	2,310,000
Sealed Air Corp. 6.875%, 7/15/33(b)		8,059	7,575,460
8.125%, 9/15/19(b)		3,870	4,227,975
8.375%, 9/15/21(b)		1,773	1,950,300
Sequa Corp. 11.75%, 12/01/15(b)		5,545	5,732,144
SRA International, Inc. 11.00%, 10/01/19		5,184	5,235,840
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(b)		2,720	2,917,200
Textron Financial Corp. 6.00%, 2/15/67(b)		125	107,500
TransDigm, Inc. 7.75%, 12/15/18		6,670	7,353,675
UR Merger Sub Corp. 7.625%, 4/15/22(b)		4,820	5,277,900
8.25%, 2/01/21		4,500	4,972,500
8.375%, 9/15/20(a)		5,710	6,252,450
10.875%, 6/15/16		1,000	1,113,750
USG Corp. 6.30%, 11/15/16		1,910	1,943,425
Wienerberger AG 6.50%, 2/09/17	EUR	2,900	2,819,502

			260,840,891

Communications - Media – 5.0%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	8,115	8,804,775
Cablevision Systems Corp. 8.00%, 4/15/20		7,827	8,785,807
CCO Holdings LLC/CCO Holdings Capital Corp. 6.50%, 4/30/21		2,070	2,199,375
7.00%, 1/15/19		2,000	2,150,000
7.25%, 10/30/17		2,250	2,458,125
7.375%, 6/01/20		3,780	4,233,600

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cengage Learning Acquisitions, Inc. 11.50%, 4/15/20(b)	U.S.$	7,788	$8,352,630
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375%, 9/15/20(b)		2,862	2,897,775
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625%, 11/15/17(b)		8,615	9,218,050
Clear Channel Communications, Inc. 5.75%, 1/15/13(a)		2,388	2,388,000
9.00%, 12/15/19(b)		37	33,300
9.00%, 3/01/21		7,716	6,732,210
10.75%, 8/01/16(a)		3,104	2,296,960
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17		65	69,713
Series A 7.625%, 3/15/20		885	834,113
Series B 7.625%, 3/15/20		6,615	6,300,787
9.25%, 12/15/17		4,258	4,566,705
Crown Media Holdings, Inc. 10.50%, 7/15/19		8,628	9,728,070
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(a)		3,988	3,898,270
Dex One Corp. 14.00%, 1/29/17(f)		4,337	1,301,011
DISH DBS Corp. 4.625%, 7/15/17		4,000	4,125,000
6.75%, 6/01/21		1,500	1,670,625
7.125%, 2/01/16		1,250	1,396,875
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7.00%, 10/15/20(b)		10,045	10,195,675
Houghton Mifflin Harcourt Publishers, Inc./Houghton Mifflin Harcourt Publishing 10.50%, 6/01/19(b)(e)		2,400	1,284,000
Hughes Satellite Systems Corp. 7.625%, 6/15/21		5,725	6,369,062
Intelsat Jackson Holdings SA 6.625%, 12/15/22(b)		2,500	2,481,250
7.25%, 10/15/20(b)		3,500	3,710,000
7.25%, 10/15/20		4,125	4,382,812
7.50%, 4/01/21		1,965	2,107,462
11.25%, 6/15/16(a)		1,411	1,463,913
Intelsat Luxembourg SA 11.25%, 2/04/17		4,200	4,410,000
11.50%, 2/04/17(f)		1,750	1,841,875

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lamar Media Corp. 5.00%, 5/01/23(b)	U.S.$	3,714	$3,714,000
5.875%, 2/01/22		4,000	4,240,000
7.875%, 4/15/18		1,000	1,100,000
Liberty Interactive LLC 5.70%, 5/15/13		1,145	1,169,331
LIN Television Corp. 6.375%, 1/15/21(b)		2,391	2,420,887
8.375%, 4/15/18(a)		2,750	2,970,000
Local TV Finance LLC 9.25%, 6/15/15(b)(f)		3,360	3,414,600
McClatchy Co. (The) 11.50%, 2/15/17		3,600	3,870,000
Mediacom LLC/Mediacom Capital Corp. 7.25%, 2/15/22		965	1,034,963
9.125%, 8/15/19		1,800	1,993,500
New York Times Co. (The) 6.625%, 12/15/16		2,200	2,425,500
Nexstar Broadcasting, Inc. 6.875%, 11/15/20(b)		2,587	2,593,467
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875%, 4/15/17		2,021	2,202,890
Numericable Finance & Co., SCA 12.375%, 2/15/19(a)(b)	EUR	2,700	4,033,295
Quebecor Media, Inc. 7.75%, 3/15/16	U.S.$	3,530	3,621,180
RR Donnelley & Sons Co. 7.25%, 5/15/18		4,801	4,770,994
8.25%, 3/15/19		3,000	3,090,000
Sinclair Television Group, Inc. 6.125%, 10/01/22(b)		7,058	7,287,385
8.375%, 10/15/18(a)		1,710	1,906,650
9.25%, 11/01/17(b)		3,430	3,798,725
Sirius XM Radio, Inc. 5.25%, 8/15/22(b)		4,526	4,526,000
8.75%, 4/01/15(b)		3,500	3,972,500
Technicolor SA 5.75%, 9/25/15(e)(g)	EUR	925	240
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(b)	U.S.$	3,021	3,262,680
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 9/15/22(b)	EUR	3,000	3,825,263
7.50%, 3/15/19(b)	U.S.$	1,029	1,131,900
7.50%, 3/15/19(b)	EUR	1,263	1,790,002

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Univision Communications, Inc. 6.75%, 9/15/22(b)	U.S.$	5,305	$5,305,000
6.875%, 5/15/19(b)		7,395	7,579,875
7.875%, 11/01/20(b)		3,015	3,195,900
8.50%, 5/15/21(b)		5,600	5,628,000
UPC Holding BV 6.375%, 9/15/22(b)	EUR	4,000	5,060,792
8.375%, 8/15/20(b)		3,000	4,240,355
UPCB Finance III Ltd. 6.625%, 7/01/20(b)	U.S.$	2,615	2,798,050
UPCB Finance Ltd. 7.625%, 1/15/20(b)	EUR	1,600	2,250,116
UPCB Finance VI Ltd. 6.875%, 1/15/22(b)	U.S.$	1,700	1,819,000
Valassis Communications, Inc. 6.625%, 2/01/21		1,325	1,364,750
Virgin Media Finance PLC 8.375%, 10/15/19		4,650	5,347,500
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		1,345	1,486,225

			258,929,340

Communications – Telecommunications – 3.3%
Cincinnati Bell, Inc. 8.25%, 10/15/17		1,001	1,071,070
8.375%, 10/15/20		1,000	1,075,000
8.75%, 3/15/18		4,650	4,696,500
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(b)		5,640	6,006,600
Cricket Communications, Inc. 7.75%, 10/15/20(a)		3,770	3,887,813
Crown Castle International Corp. 5.25%, 1/15/23(b)		6,667	6,900,345
7.125%, 11/01/19		2,500	2,743,750
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18	CAD	2,500	2,003,504
eAccess Ltd. 8.25%, 4/01/18(b)	U.S.$	3,648	4,104,000
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(e)		1,048	10,482
Frontier Communications Corp. 6.25%, 1/15/13		1,222	1,231,165
8.125%, 10/01/18		1,600	1,812,000
8.50%, 4/15/20		1,650	1,905,750
9.00%, 8/15/31		1,600	1,708,000
Level 3 Communications, Inc. 8.875%, 6/01/19(b)		3,207	3,367,350

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Level 3 Financing, Inc. 7.00%, 6/01/20(b)	U.S.$	7,000	$7,122,500
8.625%, 7/15/20		3,465	3,776,850
9.375%, 4/01/19		4,135	4,610,525
10.00%, 2/01/18		2,200	2,453,000
MetroPCS Wireless, Inc. 6.625%, 11/15/20		6,311	6,784,325
7.875%, 9/01/18		3,000	3,285,000
MTS International Funding Ltd. 8.625%, 6/22/20(b)		4,400	5,417,720
Nextel Communications, Inc. Series C 5.95%, 3/15/14		3,500	3,504,375
NII Capital Corp. 7.625%, 4/01/21		2,601	2,054,790
PAETEC Holding Corp. 9.875%, 12/01/18		2,675	3,056,188
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	4,000	6,834,231
Portugal Telecom International Finance BV 5.625%, 2/08/16	EUR	6,700	8,944,731
SBA Communications Corp. 5.625%, 10/01/19(b)	U.S.$	3,846	3,908,497
SBA Telecommunications, Inc. 5.75%, 7/15/20(b)		2,174	2,260,960
Sprint Capital Corp. 6.875%, 11/15/28		4,250	4,345,625
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	2,500	3,500,901
Sunrise Communications International SA 7.00%, 12/31/17(b)		800	1,112,097
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)		5,000	6,739,980
Telenet Finance Luxembourg SCA 6.375%, 11/15/20(b)		2,500	3,361,889
tw telecom holdings, Inc. 5.375%, 10/01/22(b)	U.S.$	4,964	5,100,510
8.00%, 3/01/18		4,824	5,306,400
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(b)		5,008	5,158,240
Wind Acquisition Finance SA 7.25%, 2/15/18(b)		2,931	2,843,070
11.75%, 7/15/17(b)		9,800	9,555,000
Windstream Corp. 7.50%, 6/01/22-4/01/23		7,575	8,016,375
7.75%, 10/15/20-10/01/21		4,580	4,945,375
8.125%, 8/01/13-9/01/18		3,652	3,882,494

			170,404,977

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical – Automotive – 1.6%
Accuride Corp. 9.50%, 8/01/18(a)	U.S.$	2,841	$2,801,936
Affinia Group, Inc. 9.00%, 11/30/14		4,100	4,120,541
Allison Transmission, Inc. 7.125%, 5/15/19(b)		10,299	10,955,561
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(b)		2,556	2,859,525
American Axle & Manufacturing, Inc. 6.625%, 10/15/22		2,925	2,892,094
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		4,600	4,525,250
Cooper Tire & Rubber Co. 8.00%, 12/15/19		3,000	3,363,750
Dana Holding Corp. 6.50%, 2/15/19		675	704,531
6.75%, 2/15/21		638	674,685
Delphi Corp. 5.875%, 5/15/19		1,278	1,365,863
6.125%, 5/15/21		957	1,057,485
Exide Technologies 8.625%, 2/01/18(a)		3,497	2,836,941
General Motors Financial Co., Inc. 6.75%, 6/01/18		1,640	1,818,188
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(b)	EUR	2,100	2,871,620
Goodyear Tire & Rubber Co. (The) 7.00%, 5/15/22(a)	U.S.$	8,323	8,728,746
7.00%, 3/15/28		700	693,000
8.75%, 8/15/20		2,829	3,179,089
Lear Corp. 7.875%, 3/15/18		1,350	1,466,438
8.125%, 3/15/20		1,800	2,000,250
Meritor, Inc. 4.625%, 3/01/26(h)		2,700	2,338,875
10.625%, 3/15/18		1,500	1,513,125
Navistar International Corp. 8.25%, 11/01/21(a)		8,386	7,851,393
Schaeffler Finance BV 8.50%, 2/15/19(b)		6,081	6,787,916
Tenneco, Inc. 6.875%, 12/15/20		3,700	4,028,375
7.75%, 8/15/18		1,143	1,244,441
UCI International, Inc. 8.625%, 2/15/19		2,685	2,661,506

			85,341,124

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment, Inc. 8.75%, 6/01/19	U.S.$	4,479	$4,949,295
9.75%, 12/01/20		3,040	3,412,400
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		3,500	3,867,500
Greektown Holdings LLC 10.75%, 12/01/13(g)(i)(j)		715	– 0	–
Liberty Interactive LLC 3.75%, 2/15/30		2,357	1,473,125
NAI Entertainment Holdings LLC 8.25%, 12/15/17(b)		4,174	4,643,575
Pinnacle Entertainment, Inc. 7.75%, 4/01/22		865	936,362
8.625%, 8/01/17		260	280,800
8.75%, 5/15/20		271	296,068
Regal Entertainment Group 9.125%, 8/15/18(a)		5,805	6,443,550

			26,302,675

Consumer Cyclical - Other – 3.3%
Beazer Homes USA, Inc. 6.875%, 7/15/15		1,000	1,005,000
Boardriders SA 8.875%, 12/15/17(b)	EUR	1,155	1,541,965
Boyd Gaming Corp. 6.75%, 4/15/14(a)	U.S.$	925	922,688
Broder Brothers Co. 12.00%, 10/15/13(b)(f)		331	321,214
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		1,935	1,209,375
11.25%, 6/01/17		1,350	1,461,375
Chester Downs & Marina LLC 9.25%, 2/01/20(b)		3,222	3,205,890
Choice Hotels International, Inc. 5.75%, 7/01/22		517	566,115
CityCenter Holdings LLC/City Center Finance Corp. 7.625%, 1/15/16(b)		3,241	3,451,665
7.625%, 1/15/16		6,666	7,115,955
DR Horton, Inc. 4.75%, 5/15/17		2,000	2,130,000
6.50%, 4/15/16		1,000	1,117,500
GWR Operating Partnership LLP 10.875%, 4/01/17		3,500	3,990,000
Host Hotels & Resorts LP 5.25%, 3/15/22		4,000	4,420,000
9.00%, 5/15/17		1,000	1,085,000
Series Q 6.75%, 6/01/16		2,078	2,133,846

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Isle of Capri Casinos, Inc. 7.75%, 3/15/19	U.S.$	2,950	$3,160,187
8.875%, 6/15/20(b)		6,076	6,394,990
Jones Group, Inc./Apparel Group Hold/Apparel Group USA/Footwear Acc Retail 6.875%, 3/15/19		5,365	5,552,775
KB Home 7.25%, 6/15/18		1,000	1,095,000
9.10%, 9/15/17		2,300	2,650,750
Lennar Corp. 6.95%, 6/01/18		2,780	3,124,025
Series B 6.50%, 4/15/16		3,200	3,544,000
M/I Homes, Inc. 8.625%, 11/15/18		5,325	5,764,312
Marina District Finance Co., Inc. 9.50%, 10/15/15(a)		2,700	2,730,375
9.875%, 8/15/18(a)		5,220	5,285,250
Meritage Homes Corp. 7.00%, 4/01/22		2,749	2,968,920
7.15%, 4/15/20		2,500	2,737,500
MGM Resorts International 6.625%, 7/15/15(a)		2,000	2,125,000
7.625%, 1/15/17		4,965	5,225,662
7.75%, 3/15/22(a)		2,100	2,170,875
NCL Corp., Ltd. 9.50%, 11/15/18		6,940	7,668,700
11.75%, 11/15/16		3,850	4,408,250
Penn National Gaming, Inc. 8.75%, 8/15/19		2,775	3,101,063
PulteGroup, Inc. 7.875%, 6/15/32		2,600	2,782,000
PVH Corp. 7.375%, 5/15/20		2,340	2,620,800
Quiksilver, Inc. 6.875%, 4/15/15(a)		9,000	8,628,750
Royal Caribbean Cruises Ltd. 7.25%, 6/15/16-3/15/18		3,850	4,334,250
7.50%, 10/15/27(a)		3,000	3,217,500
Ryland Group, Inc. (The) 6.625%, 5/01/20		4,500	4,927,500
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		6,386	7,104,425
Standard Pacific Corp. 8.375%, 5/15/18		3,250	3,786,250
10.75%, 9/15/16		1,667	2,067,080
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 4/15/16(b)		2,016	2,162,160

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Taylor Morrison Communities, Inc./ Monarch Communities Inc 7.75%, 4/15/20(b)	U.S.$	5,568	$5,929,920
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	2,062,490
Tropicana Entertainment LLC/ Tropicana Finance Corp. 9.625%, 12/15/14(e)(g)		750	– 0	–
WCI Communities, Inc. 6.625%, 3/15/15(e)(g)(i)		750	– 0	–
Wolverine World Wide, Inc. 6.125%, 10/15/20(b)		1,999	2,081,459
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		10,400	11,674,000

			168,763,806

Consumer Cyclical - Restaurants – 0.3%
Burger King Corp. 9.875%, 10/15/18		4,666	5,400,895
CKE Restaurants, Inc. 11.375%, 7/15/18(a)		6,981	8,036,876

			13,437,771

Consumer Cyclical - Retailers – 1.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		1,555	1,718,275
AutoNation, Inc. 6.75%, 4/15/18		349	391,753
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19(a)		3,601	3,974,604
Dollar General Corp. 4.125%, 7/15/17		2,743	2,866,435
Dufry Finance SCA 5.50%, 10/15/20(b)		5,274	5,366,295
Gymboree Corp. 9.125%, 12/01/18(a)		9,300	8,753,625
J Crew Group, Inc. 8.125%, 3/01/19		6,994	7,265,017
JC Penney Corp., Inc. 6.375%, 10/15/36		3,250	2,677,188
7.40%, 4/01/37		6,205	5,910,262
Limited Brands, Inc. 5.25%, 11/01/14		3,194	3,381,648
5.625%, 2/15/22		1,967	2,121,901
6.625%, 4/01/21		1,000	1,143,750
6.90%, 7/15/17		2,401	2,758,149
Michaels Stores, Inc. 7.75%, 11/01/18		9,270	9,953,662
11.375%, 11/01/16		1,000	1,043,750

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Neiman Marcus Group, Inc. (The) 10.375%, 10/15/15	U.S.$	500	$510,630
Rite Aid Corp. 6.875%, 8/15/13		470	481,163
8.00%, 8/15/20		2,300	2,642,700
9.50%, 6/15/17		1,500	1,541,250
10.25%, 10/15/19		3,074	3,512,045
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		6,406	6,846,412
Toys R US, Inc. 7.375%, 10/15/18		4,900	4,361,000
Toys R US-Delaware, Inc. 7.375%, 9/01/16(a)(b)		3,312	3,411,360

			82,632,874

Consumer Non-Cyclical – 7.3%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		7,765	8,366,787
Alere, Inc. 8.625%, 10/01/18		9,935	10,431,750
ARAMARK Corp. 8.50%, 2/01/15		5,942	6,038,617
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18		1,955	1,974,550
Bausch & Lomb, Inc. 9.875%, 11/01/15		4,855	4,976,375
Biomet, Inc. 6.50%, 8/01/20-10/01/20(b)		14,667	14,543,677
11.625%, 10/15/17		4,784	5,090,176
Boparan Finance PLC 9.75%, 4/30/18(b)	EUR	2,398	3,415,099
9.875%, 4/30/18(b)	GBP	3,500	6,184,697
Capsugel FinanceCo SCA 9.875%, 8/01/19(a)(b)	EUR	4,550	6,678,899
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	7,600	13,368,305
9.75%, 8/01/17		2,900	5,101,064
Catalent Pharma Solutions, Inc. 7.875%, 10/15/18(b)	U.S.$	6,160	6,221,600
9.50%, 4/15/15(f)		4,495	4,613,427
CHS/Community Health Systems, Inc. 7.125%, 7/15/20		2,159	2,283,143
8.00%, 11/15/19		1,829	1,973,034
Constellation Brands, Inc. 6.00%, 5/01/22		3,899	4,425,365
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		4,978	5,401,130

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cott Beverages, Inc. 8.125%, 9/01/18	U.S.$	1,390	$1,542,900
8.375%, 11/15/17		1,400	1,533,000
Del Monte Corp. 7.625%, 2/15/19		12,970	13,326,675
DJO Finance LLC/DJO Finance Corp. 10.875%, 11/15/14		1,745	1,796,652
Dole Food Co., Inc. 8.00%, 10/01/16(b)		4,350	4,540,312
Elan Finance PLC/Elan Finance Corp. 6.25%, 10/15/19(b)		5,000	5,050,000
Elizabeth Arden, Inc. 7.375%, 3/15/21		4,400	4,911,500
Emergency Medical Services Corp. 8.125%, 6/01/19		9,169	9,719,140
Endo Health Solutions, Inc. 7.00%, 7/15/19		1,160	1,252,800
7.25%, 1/15/22		3,555	3,839,400
GCL Holdings SCA 9.375%, 4/15/18(b)	EUR	1,174	1,578,743
Grifols, Inc. 8.25%, 2/01/18	U.S.$	3,575	3,968,250
HCA Holdings, Inc. 7.75%, 5/15/21		4,500	4,848,750
HCA, Inc. 5.875%, 3/15/22		2,450	2,627,625
6.50%, 2/15/16-2/15/20		3,482	3,838,813
Healthsouth Corp. 7.75%, 9/15/22		392	429,240
8.125%, 2/15/20		1,455	1,604,138
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		11,750	10,810,000
Jaguar Holding Co. I 9.375%, 10/15/17(b)(f)		4,616	4,685,240
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(b)		7,556	8,443,830
Jarden Corp. 7.50%, 1/15/20		3,984	4,362,480
JBS Finance II Ltd. 8.25%, 1/29/18(b)		4,750	4,951,875
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(b)		2,220	2,171,160
8.25%, 2/01/20(a)(b)		3,048	3,154,680
Kindred Healthcare, Inc. 8.25%, 6/01/19(a)		11,130	10,907,400
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(b)		9,500	10,117,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LifePoint Hospitals, Inc. 6.625%, 10/01/20	U.S.$	2,150	$2,322,000
Mead Products LLC/ACCO Brands Corp. 6.75%, 4/30/20(b)		5,322	5,435,092
Mylan, Inc./PA 7.625%, 7/15/17(b)		330	367,950
7.875%, 7/15/20(b)		335	378,550
New Albertsons, Inc. 7.45%, 8/01/29		4,110	2,460,863
8.00%, 5/01/31		3,100	1,821,250
Party City Holdings, Inc. 8.875%, 8/01/20(b)		8,041	8,543,562
Picard Bondco SA 9.00%, 10/01/18(b)	EUR	2,300	3,309,071
Pilgrim’s Pride Corp. 7.875%, 12/15/18(a)	U.S.$	4,054	3,993,190
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		2,500	2,687,500
Post Holdings, Inc. 7.375%, 2/15/22(a)(b)		7,015	7,444,669
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	6,727	11,507,038
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	3,450	4,818,276
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(b)	U.S.$	2,439	2,634,120
Select Medical Corp. 7.625%, 2/01/15		511	516,110
Select Medical Holdings Corp. 6.429%, 9/15/15(c)		2,900	2,885,500
Serta Simmons Holdings LLC 8.125%, 10/01/20(b)		5,810	5,889,887
Sky Growth Acquisition Corp. 7.375%, 10/15/20(b)		3,936	3,950,760
Smithfield Foods, Inc. 6.625%, 8/15/22		2,500	2,618,750
7.75%, 7/01/17		5,250	5,932,500
Spectrum Brands, Inc. 6.75%, 3/15/20(a)(b)		3,475	3,548,844
Stater Bros Holdings, Inc. 7.375%, 11/15/18		4,060	4,369,575
STHI Holding Corp. 8.00%, 3/15/18(b)		930	995,100
Tenet Healthcare Corp. 6.25%, 11/01/18		2,291	2,480,007
6.875%, 11/15/31		4,000	3,440,000
8.00%, 8/01/20		2,000	2,105,000

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tops Holding Corp./Tops Markets LLC 10.125%, 10/15/15	U.S.$	2,555	$2,692,331
United Surgical Partners International, Inc. 9.00%, 4/01/20		3,450	3,777,750
Universal Hospital Services, Inc. 4.111%, 6/01/15(c)		500	493,125
US Oncology, Inc. 9.125%, 8/15/17		2,000	45,000
Valeant Pharmaceuticals International 6.75%, 8/15/21(b)		2,100	2,231,250
7.00%, 10/01/20(b)		10,450	11,246,812
7.25%, 7/15/22(b)		3,500	3,788,750
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19(b)		2,405	2,501,200
7.75%, 2/01/19(a)		405	420,188
8.00%, 2/01/18		4,060	4,222,400
Vanguard Health Systems, Inc. Zero Coupon, 2/01/16		26	18,200
Visant Corp. 10.00%, 10/01/17		2,798	2,703,567
Voyager Learning Exchange 8.375%, 12/01/14(g)(i)(j)		1,283	0
VPI Escrow Corp. 6.375%, 10/15/20(b)		2,520	2,652,300
VWR Funding, Inc. 7.25%, 9/15/17(b)		3,799	3,846,487
Warner Chilcott Co. LLC/ Warner Chilcott Finance LLC 7.75%, 9/15/18		3,500	3,692,500

			377,886,822

Energy – 4.7%
Antero Resources Finance Corp. 7.25%, 8/01/19		4,538	4,901,040
9.375%, 12/01/17		4,838	5,333,895
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(e)		2,700	405,000
Atwood Oceanics, Inc. 6.50%, 2/01/20		1,420	1,526,500
Basic Energy Services, Inc. 7.75%, 2/15/19		4,460	4,437,700
Berry Petroleum Co. 6.375%, 9/15/22		8,580	8,944,650
Bill Barrett Corp. 7.625%, 10/01/19		2,500	2,650,000
Bluewater Holding BV 3.455%, 7/17/14(b)(c)		4,400	4,081,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bristow Group, Inc. 6.25%, 10/15/22	U.S.$	2,741	$2,867,771
Chaparral Energy, Inc. 7.625%, 11/15/22(b)		7,282	7,737,125
8.25%, 9/01/21		2,000	2,185,000
CHC Helicopter SA 9.25%, 10/15/20(b)		9,512	9,654,680
Chesapeake Energy Corp. 2.50%, 5/15/37		1,653	1,529,025
Cie Generale de Geophysique - Veritas 6.50%, 6/01/21		1,600	1,688,000
9.50%, 5/15/16		2,307	2,491,560
Cimarex Energy Co. 5.875%, 5/01/22		5,663	6,045,252
Continental Resources, Inc./OK 7.125%, 4/01/21		1,567	1,762,875
Denbury Resources, Inc. 6.375%, 8/15/21		3,001	3,286,095
8.25%, 2/15/20		1,536	1,739,520
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		3,500	3,797,500
9.25%, 12/15/17		3,600	4,059,000
EP Energy LLC/EP Energy Finance, Inc. 6.875%, 5/01/19(b)		3,059	3,303,720
9.375%, 5/01/20(a)(b)		6,884	7,606,820
Expro Finance Luxembourg SCA 8.50%, 12/15/16(b)		1,560	1,599,000
Forest Oil Corp. 7.25%, 6/15/19(a)		5,240	5,318,600
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(b)		1,711	1,768,746
Hercules Offshore, Inc. 10.50%, 10/15/17(a)(b)		1,379	1,454,845
Hiland Partners LP/ Hiland Partners Finance Corp. 7.25%, 10/01/20(b)		3,415	3,551,600
Hilcorp Energy I LP/Hilcorp Finance Co. 8.00%, 2/15/20(b)		1,000	1,095,000
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		4,695	4,777,163
Key Energy Services, Inc. 6.75%, 3/01/21(b)		5,000	4,950,000
6.75%, 3/01/21		2,666	2,652,670
Kodiak Oil & Gas Corp. 8.125%, 12/01/19(b)		2,184	2,380,560
Laredo Petroleum, Inc. 7.375%, 5/01/22		3,511	3,826,990
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(b)		1,705	1,705,000
8.625%, 4/15/20		4,190	4,582,813

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

McJunkin Red Man Corp. 9.50%, 12/15/16	U.S.$	9,250	$9,999,250
Newfield Exploration Co. 7.125%, 5/15/18		1,989	2,088,450
Northern Oil and Gas, Inc. 8.00%, 6/01/20		3,330	3,446,550
Offshore Group Investment Ltd. 7.50%, 11/01/19(b)		8,860	8,727,100
11.50%, 8/01/15		4,831	5,308,061
Oil States International, Inc. 6.50%, 6/01/19		3,394	3,606,125
PDC Energy, Inc. 7.75%, 10/15/22(b)		3,931	3,999,793
Perpetual Energy, Inc. 8.75%, 3/15/18(b)	CAD	4,250	4,067,047
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)	U.S.$	2,880	3,060,000
PHI, Inc. 8.625%, 10/15/18		2,910	3,070,050
Pioneer Energy Services Corp. 9.875%, 3/15/18		4,861	5,262,032
Plains Exploration & Production Co. 6.125%, 6/15/19		2,000	1,995,000
6.50%, 11/15/20		4,228	4,228,000
6.625%, 5/01/21		1,000	1,000,000
6.75%, 2/01/22		2,412	2,424,060
7.625%, 4/01/20		1,000	1,055,000
8.625%, 10/15/19		2,300	2,535,750
Precision Drilling Corp. 6.50%, 12/15/21		1,870	1,977,525
QEP Resources, Inc. 6.875%, 3/01/21		1,453	1,656,420
Quicksilver Resources, Inc. 7.125%, 4/01/16(a)		3,000	2,610,000
Resolute Energy Corp. 8.50%, 5/01/20(b)		3,993	4,112,790
SandRidge Energy, Inc. 7.50%, 3/15/21		933	970,320
7.50%, 2/15/23(b)		3,305	3,420,675
8.125%, 10/15/22(b)		7,900	8,492,500
8.75%, 1/15/20		3,673	3,966,840
SESI LLC 6.375%, 5/01/19		771	824,970
7.125%, 12/15/21		3,333	3,716,295
Tervita Corp. 9.75%, 11/01/19(a)(b)		4,592	4,546,080
Tesoro Corp. 9.75%, 6/01/19		3,518	4,050,098
W&T Offshore, Inc. 8.50%, 6/15/19		3,500	3,683,750

			241,597,246

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 1.3%
A123 Systems, Inc. 3.75%, 4/15/16(e)	U.S.$	5,100	$2,014,500
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)(b)		3,895	4,011,850
Briggs & Stratton Corp. 6.875%, 12/15/20		737	814,385
Brightstar Corp. 9.50%, 12/01/16(b)		6,166	6,597,620
Education Management LLC/Education Management Finance Corp. 8.75%, 6/01/14		1,025	799,500
Exova PLC 10.50%, 10/15/18(b)	GBP	2,000	3,259,775
General Cable Corp. 5.75%, 10/01/22(b)	U.S.$	5,113	5,202,478
Hologic, Inc. 6.25%, 8/01/20(b)		840	890,400
Interline Brands, Inc./NJ 7.50%, 11/15/18		6,399	6,910,920
Laureate Education, Inc. 9.25%, 9/01/19(b)		13,630	13,425,550
Liberty Tire Recycling 11.00%, 10/01/16(b)		4,400	4,356,000
Mueller Water Products, Inc. 7.375%, 6/01/17		1,700	1,751,000
8.75%, 9/01/20		810	929,475
Neenah Foundry Co. 15.00%, 7/29/15(f)(g)		585	534,032
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		5,850	4,270,500
13.00%, 3/15/18(b)(f)		1,566	1,597,784
Pipe Holdings PLC 9.50%, 11/01/15(b)	GBP	3,659	6,067,091
Rexel SA 6.125%, 12/15/19(b)	U.S.$	2,194	2,248,850
Wendel SA 4.375%, 8/09/17	EUR	1,750	2,302,286

			67,983,996

Services – 1.6%
Carlson Wagonlit BV 6.875%, 6/15/19(b)	U.S.$	3,275	3,422,375
Goodman Networks, Inc. 12.375%, 7/01/18(b)		3,000	3,225,000
ISS A/S 8.875%, 5/15/16(a)(b)	EUR	2,000	2,676,550
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)	U.S.$	1,558	1,612,530
8.125%, 5/15/18(b)		2,370	2,556,638

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lottomatica Group SpA 8.25%, 3/31/66(b)	EUR	10,343	$13,339,049
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	2,320	2,508,500
Monitronics International, Inc. 9.125%, 4/01/20		2,267	2,369,695
Realogy Corp. 7.625%, 1/15/20(b)		108	121,230
9.00%, 1/15/20(a)(b)		3,500	3,937,500
Series A 11.00%, 4/15/18(b)		2,087	3,256,298
Sabre Holdings Corp. 8.35%, 3/15/16		2,939	3,005,127
Sabre, Inc. 8.50%, 5/15/19(b)		11,613	12,048,487
Service Corp. International/US 6.75%, 4/01/15-4/01/16		4,400	4,876,250
7.50%, 4/01/27		1,575	1,677,375
ServiceMaster Co./TN 7.00%, 8/15/20(b)		4,240	4,282,400
8.00%, 2/15/20		3,022	3,173,100
Travelport LLC 5.043%, 9/01/14(c)		330	240,075
9.875%, 9/01/14		2,674	2,065,665
10.875%, 9/01/16	EUR	3,274	1,485,258
11.875%, 9/01/16	U.S.$	2,999	1,117,128
Travelport LLC/Travelport, Inc. 9.00%, 3/01/16		2,098	1,505,315
West Corp. 7.875%, 1/15/19		3,305	3,371,100
8.625%, 10/01/18		1,535	1,600,238
11.00%, 10/15/16		4,100	4,284,500

			83,757,383

Technology – 3.3%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		4,682	3,874,355
8.125%, 12/15/17(a)		2,180	1,983,800
Aspect Software, Inc. 10.625%, 5/15/17		4,211	3,937,285
Avaya, Inc. 7.00%, 4/01/19(b)		793	723,613
9.75%, 11/01/15		13,855	12,330,950
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		3,282	3,585,585
8.50%, 4/01/19		11,125	11,875,937
12.535%, 10/12/17		1,500	1,606,875
Ceridian Corp. 8.875%, 7/15/19(b)		4,536	4,808,160
11.25%, 11/15/15		12,500	12,187,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CommScope, Inc. 8.25%, 1/15/19(b)	U.S.$	10,500	$11,313,750
CoreLogic, Inc./United States 7.25%, 6/01/21		889	980,123
CPI International, Inc. 8.00%, 2/15/18		5,142	4,923,465
DCP LLC/DCP Corp. 10.75%, 8/15/15(b)		2,385	2,468,475
Epicor Software Corp. 8.625%, 5/01/19		5,997	6,296,850
First Data Corp. 6.75%, 11/01/20(b)		1,630	1,634,075
7.375%, 6/15/19(b)		7,620	7,829,550
8.25%, 1/15/21(b)		6,500	6,500,000
11.25%, 3/31/16(a)		3,950	3,861,125
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)		2,087	2,092,218
9.25%, 4/15/18(b)		1,726	1,846,820
10.125%, 12/15/16(a)		831	855,930
GXS Worldwide, Inc. 9.75%, 6/15/15		4,415	4,569,525
Infor US, Inc. 9.375%, 4/01/19		6,278	6,937,190
10.00%, 4/01/19	EUR	2,539	3,570,653
Interactive Data Corp. 10.25%, 8/01/18	U.S.$	4,700	5,264,000
Iron Mountain, Inc. 5.75%, 8/15/24		3,155	3,147,112
8.375%, 8/15/21		3,000	3,315,000
NCR Corp. 5.00%, 7/15/22(b)		2,400	2,451,000
NXP BV/NXP Funding LLC 3.09%, 10/15/13(c)		75	74,906
Sanmina-SCI Corp. 7.00%, 5/15/19(b)		4,931	4,832,380
Seagate HDD Cayman 6.875%, 5/01/20		2,951	3,076,417
Sensata Technologies BV 6.50%, 5/15/19(b)		5,000	5,300,000
Serena Software, Inc. 10.375%, 3/15/16		419	431,570
Sitel LLC/Sitel Finance Corp. 11.00%, 8/01/17(b)		3,400	3,421,250
Sophia LP/Sophia Finance, Inc. 9.75%, 1/15/19(b)		1,550	1,656,563
SunGard Data Systems, Inc. 6.625%, 11/01/19(b)		1,715	1,730,006
7.625%, 11/15/20		5,500	5,974,375
10.25%, 8/15/15		974	996,402

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Syniverse Holdings, Inc. 9.125%, 1/15/19	U.S.$	1,598	$1,701,870
Viasystems, Inc. 7.875%, 5/01/19(b)		5,127	5,101,365

			171,068,025

Transportation - Airlines – 0.3%
Air Canada 12.00%, 2/01/16(b)		2,850	2,850,000
Northwest Airlines 2000-1 Class G Pass Through Trust Series 00-1 7.15%, 10/01/19		900	956,354
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		6,304	6,965,920
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		2,047	2,179,875

			12,952,149

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17		813	861,780

Transportation - Services – 1.1%
America West Airlines 1999-1 Pass Through Trust Series 991G 7.93%, 1/02/19		1,738	1,833,624
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16		4,410	4,531,319
8.25%, 1/15/19		4,000	4,365,000
9.625%, 3/15/18		2,300	2,561,625
EC Finance PLC 9.75%, 8/01/17(b)	EUR	5,648	7,897,157
Hapag-Lloyd AG 9.75%, 10/15/17(a)(b)	U.S.$	2,250	2,193,750
HDTFS, Inc. 5.875%, 10/15/20(b)		3,548	3,583,480
6.25%, 10/15/22(b)		1,812	1,836,915
Hertz Corp. (The) 6.75%, 4/15/19		8,288	8,795,640
7.50%, 10/15/18		1,900	2,061,500
Oshkosh Corp. 8.50%, 3/01/20		3,500	3,854,375
Overseas Shipholding Group, Inc. 8.125%, 3/30/18(a)		2,250	618,750
Stena AB 5.875%, 2/01/19(b)	EUR	2,000	2,540,454
7.875%, 3/15/20(b)		1,000	1,344,756

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Swift Services Holdings, Inc. 10.00%, 11/15/18	U.S.$	8,795	$9,432,637
Western Express, Inc. 12.50%, 4/15/15(b)		2,000	1,280,000

			58,730,982

			2,267,772,757

Financial Institutions – 4.4%
Banking – 1.6%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	5,396	5,211,948
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.50%, 9/26/19(b)	U.S.$	7,585	7,795,556
Barclays Bank PLC 7.70%, 4/25/18(b)		4,034	4,155,020
BBVA International Preferred SAU 4.952%, 9/20/16	EUR	3,100	2,702,149
5.919%, 4/18/17	U.S.$	2,363	1,795,880
Series F 9.10%, 10/21/14	GBP	1,000	1,436,237
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	3,387	3,490,727
Danske Bank A/S 5.914%, 6/16/14(a)(b)		2,185	2,119,450
Dresdner Funding Trust I 8.151%, 6/30/31(b)		2,000	1,850,000
HBOS Capital Funding No2 LP 6.071%, 6/30/14(b)		1,840	1,504,200
HT1 Funding GmbH 6.352%, 6/30/17	EUR	2,700	2,572,909
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	7,550	7,225,093
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17	GBP	1,225	2,150,806
NB Capital Trust II 7.83%, 12/15/26	U.S.$	4,941	5,037,745
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	5,459,000
Regions Financing Trust II 6.625%, 5/15/47		5,920	5,898,096
Resona Preferred Global Securities Cayman Ltd. 7.191%, 7/30/15(b)		6,300	6,870,912
SNS Bank NV 11.25%, 11/27/19(b)	EUR	1,001	843,340
Societe Generale SA 4.196%, 1/26/15		1,500	1,390,121
6.999%, 12/19/17		2,650	2,971,100

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS AG/Jersey 4.28%, 4/15/15	EUR	8,250	$9,840,452
UT2 Funding PLC 5.321%, 6/30/16		1,293	1,660,001

			83,980,742

Brokerage – 0.2%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	4,634	4,923,625
12.50%, 11/30/17		744	842,580
GFI Group, Inc. 8.625%, 7/19/18		3,200	2,672,000
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(j)		1,800	402,750
6.875%, 5/02/18(j)		1,600	368,000

			9,208,955

Finance – 1.3%
AerCap Aviation Solutions BV 6.375%, 5/30/17		4,215	4,362,525
Air Lease Corp. 5.625%, 4/01/17(b)		2,770	2,839,250
Ally Financial, Inc. 4.625%, 6/26/15		4,725	4,908,684
7.50%, 9/15/20		4,000	4,715,000
8.00%, 11/01/31		7,142	8,506,301
Series 8 6.75%, 12/01/14		2,590	2,790,725
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp. 8.375%, 2/15/18(b)		3,759	3,843,577
CIT Group, Inc. 5.00%, 5/15/17-8/15/22		6,234	6,507,887
5.25%, 3/15/18		3,667	3,896,187
ILFC E-Capital Trust II 6.25%, 12/21/65(b)		1,500	1,245,000
International Lease Finance Corp. 5.875%, 4/01/19-8/15/22		4,800	5,033,664
6.375%, 3/25/13		1,750	1,780,625
iStar Financial, Inc. 8.625%, 6/01/13		2,482	2,568,870
Series B 5.70%, 3/01/14		4,800	4,848,000
5.95%, 10/15/13		1,799	1,837,229
Provident Funding Associates LP/ PFG Finance Corp. 10.125%, 2/15/19(b)		1,703	1,775,378
Residential Capital LLC 9.625%, 5/15/15(e)		3,750	3,881,250

			65,340,152

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 0.5%
CNO Financial Group, Inc. 6.375%, 10/01/20(b)	U.S.$	1,000	$1,037,500
Genworth Financial, Inc. 6.15%, 11/15/66		2,535	1,736,475
Hartford Financial Services Group, Inc. 8.125%, 6/15/38		1,856	2,171,520
Hub International Ltd. 8.125%, 10/15/18(b)		2,650	2,722,875
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		4,548	5,105,130
MBIA Insurance Corp. 14.00%, 1/15/33(a)(b)		4,920	2,386,200
XL Group PLC Series E 6.50%, 4/15/17		14,000	12,985,000

			28,144,700

Other Finance – 0.8%
Aviation Capital Group Corp. 6.75%, 4/06/21(b)		2,950	3,064,785
7.125%, 10/15/20(b)		3,872	4,084,952
CNG Holdings, Inc./OH 9.375%, 5/15/20(b)		6,106	6,289,180
FTI Consulting, Inc. 6.75%, 10/01/20		3,150	3,354,750
Harbinger Group, Inc. 10.625%, 11/15/15		2,370	2,559,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		8,850	9,513,750
iPayment Holdings, Inc. 15.00%, 11/15/18(f)		3,183	2,753,548
iPayment, Inc. 10.25%, 5/15/18		5,082	4,472,160
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)		4,571	4,856,688

			40,949,413

			227,623,962

Utility – 2.9%
Electric – 1.9%
AES Corp./VA 7.375%, 7/01/21		3,145	3,514,538
7.75%, 3/01/14		1,196	1,282,710
8.00%, 10/15/17		2,860	3,271,125
Calpine Corp. 7.25%, 10/15/17(b)		3,300	3,498,000
7.875%, 7/31/20-1/15/23(b)		10,068	11,073,140

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DPL, Inc. 7.25%, 10/15/21	U.S.$	3,405	$3,839,138
Edison Mission Energy 7.50%, 6/15/13		7,150	3,592,875
7.75%, 6/15/16(a)		1,447	709,030
EDP Finance BV 4.90%, 10/01/19(b)		416	403,520
5.875%, 2/01/16(b)	EUR	1,823	2,445,582
6.00%, 2/02/18(b)	U.S.$	10,232	10,451,988
Energy Future Holdings Corp. 10.00%, 1/15/20		2,524	2,681,750
10.875%, 11/01/17(d)		411	337,020
Series Q 6.50%, 11/15/24		2,007	787,748
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(b)	U.S.$	4,973	5,035,162
10.00%, 12/01/20		1,072	1,171,160
GenOn Americas Generation LLC 8.50%, 10/01/21		7,255	7,907,950
GenOn Energy, Inc. 7.875%, 6/15/17		9,224	9,961,920
9.50%, 10/15/18		4,000	4,560,000
Intergen NV 8.50%, 6/30/17(b)	EUR	1,000	1,205,419
NRG Energy, Inc. 6.625%, 3/15/23(b)	U.S.$	6,177	6,362,310
7.875%, 5/15/21		3,195	3,498,525
8.25%, 9/01/20		1,800	1,984,500
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		4,375	4,610,156
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(b)	EUR	366	501,075
Techem GmbH 6.125%, 10/01/19(b)		1,450	1,968,690
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)(b)	U.S.$	2,679	1,915,485
Series A 10.25%, 11/01/15(a)		3,680	644,000
Series B 10.25%, 11/01/15		1,082	178,530

			99,393,046

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 1.0%
El Paso LLC Series G 7.375%, 12/15/12	U.S.$	204	$205,255
7.75%, 1/15/32		5,548	6,620,955
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,609	1,834,260
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20(b)		3,948	4,145,400
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		745	815,572
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 5.50%, 2/15/23		4,000	4,200,000
6.50%, 8/15/21		6,975	7,550,438
Sabine Pass LNG LP 6.50%, 11/01/20(b)		2,949	3,007,980
7.50%, 11/30/16		4,900	5,353,250
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, 8/01/21(b)		6,593	7,054,510
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.25%, 5/01/23(b)		4,853	4,901,530
6.875%, 2/01/21		3,250	3,526,250

			49,215,400

			148,608,446

Total Corporates – Non-Investment Grades (cost $2,554,287,822)			2,644,005,165

CORPORATES - INVESTMENT GRADES – 8.4%
Financial Institutions – 5.0%
Banking – 1.9%
Akbank TAS 5.00%, 10/24/22(b)		3,974	4,041,359
American Express Co. 6.80%, 9/01/66		4,555	4,947,869
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(b)		3,335	2,567,950
Banco Santander Chile 6.50%, 9/22/20(b)	CLP	2,367,500	4,852,115
Barclays Bank PLC 6.86%, 6/15/32(b)	U.S.$	1,905	1,914,525

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BNP Paribas SA 5.186%, 6/29/15(b)	U.S.$	3,333	$3,099,690
7.195%, 6/25/37(a)(b)		6,900	6,796,500
Citigroup, Inc. 4.45%, 1/10/17		3,275	3,618,050
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		5,750	6,168,312
8.40%, 6/29/17(b)		7,000	7,525,700
Countrywide Financial Corp. 6.25%, 5/15/16		505	556,611
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(b)		5,000	5,200,000
Fortis Bank SA/NV 4.625%, 10/27/14(b)	EUR	1,000	1,069,324
Lloyds TSB Bank PLC 11.875%, 12/16/21(b)		3,430	5,301,610
Macquarie Group Ltd. 7.30%, 8/01/14(b)	U.S.$	3,350	3,638,770
Morgan Stanley 10.09%, 5/03/17(b)	BRL	5,230	2,787,462
National Capital Trust II 5.486%, 3/23/15(b)	U.S.$	1,700	1,717,814
PNC Financial Services Group, Inc. 6.75%, 8/01/21(a)		3,733	4,304,858
Royal Bank of Scotland PLC (The) Series 1 4.00%, 10/27/14(c)	AUD	3,500	3,458,710
Sovereign Bank/Wilmington DE 8.75%, 5/30/18	U.S.$	3,800	4,411,903
UBS AG/Stamford CT 7.625%, 8/17/22		10,582	11,411,703
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		1,870	1,837,301
Wells Fargo & Co. Series K 7.98%, 3/15/18		4,700	5,557,750

			96,785,886

Brokerage – 0.1%
Charles Schwab Corp. (The) 7.00%, 2/01/22(a)		6,830	7,830,117

Finance – 0.6%
GE Capital Trust II 5.50%, 9/15/67(b)	EUR	4,000	5,045,653
General Electric Capital Corp. Series A 7.125%, 6/15/22	U.S.$	4,100	4,690,769
HSBC Finance Capital Trust IX 5.911%, 11/30/35		3,765	3,752,613

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SLM Corp. 6.25%, 1/25/16	U.S.$	1,500	$1,620,075
7.25%, 1/25/22		7,948	8,762,670
8.00%, 3/25/20		702	813,000
Series A 5.00%, 10/01/13		4,100	4,233,250

			28,918,030

Insurance – 2.1%
Allstate Corp. (The) 6.125%, 5/15/37		3,060	3,170,925
American International Group, Inc. 6.82%, 11/15/37		1,938	2,579,232
8.175%, 5/15/58		7,301	9,107,997
AON Corp. 8.205%, 1/01/27		2,495	3,128,391
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		818	683,030
Aviva PLC 4.729%, 11/28/14	EUR	6,000	7,135,306
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	1,415	1,652,754
Farmers Insurance Exchange 8.625%, 5/01/24(b)		3,000	4,121,643
Genworth Financial, Inc. 7.625%, 9/24/21(a)		4,725	4,969,717
7.70%, 6/15/20		1,302	1,371,695
Hannover Finance Luxembourg SA 5.00%, 6/01/15	EUR	1,000	1,257,265
Hartford Financial Services Group, Inc. 6.10%, 10/01/41	U.S.$	863	1,047,574
Lincoln National Corp. 6.05%, 4/20/67		5,966	5,966,000
7.00%, 5/17/66		5,134	5,262,350
8.75%, 7/01/19		604	799,809
Metlife Capital Trust IV 7.875%, 12/15/37(b)		1,765	2,131,073
MetLife, Inc. 6.40%, 12/15/36		3,700	4,022,000
10.75%, 8/01/39		3,495	5,259,975
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)(b)		3,554	4,055,433
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(b)		5,000	4,756,795
9.375%, 8/15/39(b)		4,546	6,590,132
Pacific Life Insurance Co. 9.25%, 6/15/39(b)		3,000	4,243,977

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QBE Capital Funding III Ltd. 7.25%, 5/24/41(b)	U.S.$	3,095	$3,234,275
Swiss Re Capital I LP 6.854%, 5/25/16(b)		6,435	6,713,166
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16	EUR	1,750	2,200,215
Transatlantic Holdings, Inc. 8.00%, 11/30/39	U.S.$	2,836	3,786,542
Vero Insurance Ltd. 6.15%, 9/07/25	AUD	700	679,782
Series 3 6.75%, 9/23/24		800	838,562
Series 5 6.75%, 10/06/26		500	503,537
WR Berkley Corp. 5.60%, 5/15/15	U.S.$	3,500	3,814,485
ZFS Finance USA Trust II 6.45%, 12/15/65(b)		1,695	1,822,125
ZFS Finance USA Trust V 6.50%, 5/09/37(b)(k)		3,010	3,213,175

			110,118,937

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(b)		800	979,596

REITS – 0.3%
DDR Corp. 7.875%, 9/01/20		3,100	4,031,702
Entertainment Properties Trust 5.75%, 8/15/22		3,445	3,610,574
7.75%, 7/15/20		3,544	4,114,113
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	5,182,627

			16,939,016

			261,571,582

Industrial – 2.4%
Basic – 0.8%
ArcelorMittal 6.50%, 2/25/22(a)		7,500	7,367,985
9.25%, 2/15/15		730	810,300
ArcelorMittal USA LLC 6.50%, 4/15/14		1,565	1,631,993
Braskem Finance Ltd. 5.75%, 4/15/21(b)		200	220,000
7.00%, 5/07/20(b)		2,300	2,708,250
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,350,782
7.125%, 5/01/20		1,100	1,394,208

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Georgia-Pacific LLC 8.875%, 5/15/31	U.S.$	1,800	$2,793,638
GTL Trade Finance, Inc. 7.25%, 10/20/17(b)		1,747	2,026,520
Rhodia SA 6.875%, 9/15/20(b)		1,848	2,096,029
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,901,498
Teck Resources Ltd. 6.125%, 10/01/35		5,000	5,590,220
Vale Overseas Ltd. 5.625%, 9/15/19		2,285	2,606,299
6.875%, 11/21/36		3,495	4,301,894
Westvaco Corp. 8.20%, 1/15/30		2,940	3,973,304

			40,772,920

Capital Goods – 0.3%
Odebrecht Finance Ltd. 7.125%, 6/26/42(b)		6,600	7,709,998
Owens Corning 6.50%, 12/01/16		355	399,602
7.00%, 12/01/36		4,450	5,122,662

			13,232,262

Communications - Media – 0.1%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,783,682
News America, Inc. 6.40%, 12/15/35		1,000	1,282,412

			5,066,094

Communications - Telecommunications – 0.2%
Qwest Corp. 6.75%, 12/01/21		1,000	1,196,027
6.875%, 9/15/33		5,000	5,025,000
7.625%, 6/15/15		1,590	1,810,710
Telefonica Emisiones SAU Series G 3.661%, 9/18/17(b)	EUR	1,550	2,020,721

			10,052,458

Consumer Cyclical - Automotive – 0.1%
Banque PSA Finance SA 4.375%, 4/04/16(b)	U.S.$	1,500	1,466,489
Ford Motor Credit Co. LLC 7.00%, 10/01/13		974	1,025,235

			2,491,724

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)	U.S.$	3,990	$4,294,557
7.75%, 10/01/17(b)		2,835	3,090,150
Sheraton Holding Corp. 7.375%, 11/15/15		2,035	2,359,344

			9,744,051

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 6.375%, 3/15/37		3,500	4,319,052
QVC, Inc. 7.50%, 10/01/19(b)		2,400	2,646,276

			6,965,328

Consumer Non-Cyclical – 0.0%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	428,381
Whirlpool Corp. 8.60%, 5/01/14		190	210,581

			638,962

Energy – 0.4%
Anadarko Petroleum Corp. 5.95%, 9/15/16		2,683	3,116,605
8.70%, 3/15/19		2,000	2,726,950
Petrohawk Energy Corp. 7.25%, 8/15/18		6,400	7,295,750
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	567,982
Pride International, Inc. 6.875%, 8/15/20		1,327	1,706,156
Transocean, Inc. 6.80%, 3/15/38		1,916	2,381,515
7.50%, 4/15/31		1,800	2,268,792

			20,063,750

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(b)		5,368	5,797,440
8.50%, 5/30/13(b)		2,103	2,176,605
URS Corp. 5.00%, 4/01/22(b)		4,000	4,137,816

			12,111,861

Transportation - Airlines – 0.0%
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821%, 8/10/22		1,045	1,173,897

			122,313,307

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
Gazprom OAO Via Gaz Capital SA 6.51%, 3/07/22(b)	U.S.$	3,873	$4,560,457
9.25%, 4/23/19(b)		7,353	9,595,665
Sberbank of Russia Via SB Capital SA 5.125%, 10/29/22(b)		11,313	11,279,061

			25,435,183

Utility – 0.5%
Electric – 0.3%
Dominion Resources, Inc./VA 7.50%, 6/30/66		4,100	4,510,000
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(b)		1,277	1,624,982
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,000	2,703,608
Southern California Edison Co. Series E 6.25%, 2/01/22		3,300	3,627,558

			12,466,148

Natural Gas – 0.2%
Enterprise Products Operating LLC Series H 6.65%, 10/15/34		1,500	1,923,483
SourceGas LLC 5.90%, 4/01/17(b)		3,000	3,183,597
Southern Union Co. 7.60%, 2/01/24		3,200	4,114,496
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,686,578

			11,908,154

			24,374,302

Total Corporates - Investment Grades (cost $382,738,578)			433,694,374

GOVERNMENTS - TREASURIES – 8.1%
Brazil – 1.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	42,780	22,126,255
Brazilian Government International Bond 8.50%, 1/05/24		25,600	14,747,052
10.25%, 1/10/28		2,649	1,689,006

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Republic of Brazil 12.50%, 1/05/22	BRL	25,811	$18,935,225

			57,497,538

Colombia – 0.2%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	8,522,600
Republic of Colombia 9.85%, 6/28/27		1,391,000	1,182,729

			9,705,329

Indonesia – 0.1%
Indonesia - Linked Note (JPMC) 10.00%, 7/18/17	IDR	63,808,000	7,878,843

South Africa – 0.4%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	2,118,364
Series R207 7.25%, 1/15/20		120,490	14,502,768
Series R208 6.75%, 3/31/21		21,565	2,500,156

			19,121,288

Turkey – 0.2%
Turkey Government Bond Series 5YR 9.00%, 3/08/17	TRY	17,819	10,542,287

United States – 6.1%
U.S. Treasury Bonds 1.25%, 2/15/14(k)	U.S.$	7,000	7,090,510
2.75%, 8/15/42		12,565	12,309,780
3.125%, 11/15/41-2/15/42		105,875	112,241,897
3.50%, 2/15/39		10,774	12,327,816
3.875%, 8/15/40		10,200	12,416,909
4.50%, 2/15/36		9,300	12,373,362
4.625%, 2/15/40		9,000	12,310,308
4.75%, 2/15/37		8,943	12,341,340
5.00%, 5/15/37		8,500	12,139,063
5.375%, 2/15/31		8,571	12,352,954
5.50%, 8/15/28		8,662	12,356,880
6.125%, 11/15/27-8/15/29		16,235	24,583,343
6.25%, 8/15/23		8,500	12,262,576
6.625%, 2/15/27		7,963	12,350,119
7.625%, 2/15/25		7,595	12,339,505
U.S. Treasury Notes 1.75%, 5/15/22(k)		12,500	12,623,050
2.625%, 11/15/20		11,203	12,305,801

			316,725,213

Total Governments - Treasuries (cost $408,497,282)			421,470,498

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 4.2%
Industrial – 3.9%
Basic – 0.7%
Evraz Group SA 8.25%, 11/10/15(b)	U.S.$	1,289	$1,397,856
9.50%, 4/24/18(b)		5,066	5,714,904
Novelis, Inc./GA 8.75%, 12/15/20		7,000	7,717,500
Sappi Papier Holding GmbH 7.75%, 7/15/17(b)		2,084	2,214,250
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(b)		10,301	10,250,740
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)		4,299	4,513,950
Winsway Coking Coal Holding Ltd. 8.50%, 4/08/16(a)(b)		5,109	4,061,655

			35,870,855

Capital Goods – 0.3%
Cemex Espana Luxembourg 9.875%, 4/30/19(b)		10,290	11,087,475
Servicios Corporativos Javer SAP 9.875%, 4/06/21(b)		3,885	3,962,700

			15,050,175

Communications - Media – 0.4%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	2,895	3,864,925
CET 21 Spol Sro 9.00%, 11/01/17(b)		3,532	4,944,242
Columbus International, Inc. 11.50%, 11/20/14(b)	U.S.$	13,122	14,696,640
European Media Capital SA 10.00%, 2/01/15(l)		537	501,777

			24,007,584

Communications - Telecommunications – 0.3%
Colombia Telecomunicaciones SA ESP 5.375%, 9/27/22(b)		6,987	7,138,836
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(b)		3,250	3,805,847
VimpelCom Holdings BV 7.504%, 3/01/22(a)(b)		3,720	4,017,600

			14,962,283

Consumer Cyclical - Other – 0.7%
Corp. GEO SAB de CV 8.875%, 3/27/22(b)		5,197	5,495,828

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Desarrolladora Homex SAB de CV 9.75%, 3/25/20(a)(b)	U.S.$	12,696	$13,176,758
MCE Finance Ltd. 10.25%, 5/15/18(a)		7,855	8,954,700
Peermont Global Pty Ltd. 7.75%, 4/30/14(b)	EUR	4,400	5,503,453
Urbi Desarrollos Urbanos SAB de CV 9.50%, 1/21/20(b)	U.S.$	1,200	1,104,000
9.75%, 2/03/22(b)		1,562	1,452,660

			35,687,399

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Pty Ltd. 5.752%, 6/15/15(b)(c)	EUR	2,434	2,665,831

Consumer Non-Cyclical – 0.8%
Agrokor DD 8.875%, 2/01/20(a)(b)	U.S.$	1,796	1,859,952
9.875%, 5/01/19(b)	EUR	3,747	5,184,499
Corp. Azucarera del Peru SA 6.375%, 8/02/22(b)	U.S.$	4,030	4,287,586
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	2,826	3,827,751
Hypermarcas SA 6.50%, 4/20/21(a)(b)	U.S.$	6,517	7,005,775
Minerva Luxembourg SA 12.25%, 2/10/22(a)(b)		3,455	4,111,450
Minerva Overseas II Ltd. 10.875%, 11/15/19(a)(b)		2,352	2,716,560
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(b)		1,300	1,267,500
11.75%, 2/09/22(b)		12,500	12,187,500

			42,448,573

Energy – 0.1%
Golden Close Maritime Corp., Ltd 11.00%, 12/09/15		3,200	3,432,307

Other Industrial – 0.3%
Marfrig Holding Europe BV 8.375%, 5/09/18(b)		9,505	8,221,825
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		3,659	3,238,215
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(b)	EUR	2,487	2,739,878

			14,199,918

Technology – 0.1%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 10.50%, 4/15/18	U.S.$	2,800	3,150,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MMI International Ltd. 8.00%, 3/01/17(b)	U.S.$	3,917	$4,093,265
STATS ChipPAC Ltd. 7.50%, 8/12/15(b)		688	731,000

			7,974,265

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(b)		3,934	4,144,222

			200,443,412

Financial Institutions – 0.2%
Banking – 0.0%
Halyk Savings Bank of Kazakhstan JSC 7.25%, 1/28/21(b)		837	880,280

Finance – 0.2%
Sistema International Funding SA 6.95%, 5/17/19(b)		8,461	8,918,765

Other Finance – 0.0%
AES El Salvador Trust 6.75%, 2/01/16(b)		1,200	1,218,000

			11,017,045

Utility – 0.1%
Electric – 0.0%
DTEK Finance BV 9.50%, 4/28/15(b)		1,714	1,732,168

Natural Gas – 0.1%
Empresa de Energia de Bogota SA 6.125%, 11/10/21(a)(b)		1,904	2,153,291

			3,885,459

Total Emerging Markets - Corporate Bonds (cost $208,102,313)			215,345,916

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.1%
Non-Agency Fixed Rate – 2.2%
Bear Stearns ARM Trust 2007-3 Series 2007-3, Class 1A1 3.117%, 5/25/47		2,957	2,129,531
Bear Stearns ARM Trust 2007-4 Series 2007-4, Class 22A1 5.473%, 6/25/47		13,039	10,862,570
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,428	896,920
Citigroup Mortgage Loan Trust Series 2006-AR3, Class 1A2A 5.589%, 6/25/36		7,826	7,168,242

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-AR4, Class 1A1A 5.76%, 3/25/37	U.S.$	3,411	$3,150,168
Citimortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		3,527	2,565,542
Countrywide Alternative Loan Trust Series 2006-2CB, Class A11 6.00%, 3/25/36		3,102	2,160,394
Series 2006-42, Class 1A6 6.00%, 1/25/47		2,779	1,808,727
Series 2006-HY12, Class A5 5.415%, 8/25/36		10,769	9,316,280
Series 2006-J1, Class 1A10 5.50%, 2/25/36		4,564	3,690,695
Series 2006-J5, Class 1A1 6.50%, 9/25/36		2,512	1,931,516
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		2,121	1,872,552
First Horizon Alternative Mortgage Securities Series 2005-AA3, Class 3A1 2.619%, 5/25/35		2,045	1,751,676
Series 2006-AA5, Class A1 2.586%, 9/25/36		6,333	4,460,386
Series 2006-AA7, Class A1 2.534%, 1/25/37		6,675	4,205,404
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		4,153	3,382,841
Indymac Index Mortgage Loan Trust 5.215%, 11/25/36		990	857,147
Series 2005-AR15, Class A1 4.795%, 9/25/35		6,465	5,360,744
Series 2006-AR37, Class 2A1 5.156%, 2/25/37		2,543	2,053,882
Series 2007-AR1, Class 2A1 2.881%, 4/25/37		5,978	3,845,792
Morgan Stanley Mortgage Loan Trust 6.50%, 2/25/36		3,559	2,815,504
New Century Alternative Mortgage Loan Trust Series 2006-ALT2, Class AF6A 5.887%, 10/25/36		12,880	9,397,159
Residential Accredit Loans, Inc. Series 2005-QS14, Class 3A3 6.00%, 9/25/35		3,349	2,866,903
Residential Asset Securitization Trust Series 2007-A1, Class A8 6.00%, 3/25/37		2,219	1,674,931
Residential Funding Mortgage Securities I, Inc. Series 2007-S6, Class 1A16 6.00%, 6/25/37		2,987	2,556,225

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.408%, 9/25/35	U.S.$	5,757	$5,711,617
Series 2006-9, Class 4A1 5.724%, 10/25/36		3,589	3,061,926
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 6.081%, 9/25/36		3,189	1,912,040
Series 2006-7, Class A4 6.171%, 9/25/36		3,057	1,832,993
Series 2006-9, Class A4 5.986%, 10/25/36		3,304	2,089,875
Series 2007-HY3, Class 4A1
2.763%, 3/25/37		7,359	6,361,032
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		3,582	2,979,706

			116,730,920

Non-Agency Floating Rate – 1.9%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 1A1 2.53%, 10/25/35(c)		1,374	1,247,472
Countrywide Alternative Loan Trust Series 2005-27, Class 2A3 1.714%, 8/25/35(c)		6,655	4,894,429
Series 2005-76, Class 2A1 1.538%, 2/25/36(c)		1,091	828,197
Series 2007-16CB, Class 4A6 37.736%, 8/25/37(c)		2,572	4,930,756
Series 2007-7T2, Class A3 0.811%, 4/25/37(c)		5,496	3,391,556
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.811%, 8/25/37(c)		2,378	1,939,837
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA3, Class A1 0.351%, 7/25/47(c)		11,124	8,474,905
Deutssche ALT-A Securities, Inc, Alternate Loan Trust Series 2007-OA4, Class 1A1A 0.401%, 8/25/47(c)		2,370	1,671,986
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 1A1A 1.074%, 3/19/46(c)		6,260	3,563,229

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.431%, 6/25/37(c)	U.S.$	3,808	$2,609,344
Harborview Mortgage Loan Trust 0.371%, 5/25/38(c)		769	478,172
Series 2006-10, Class 2A1A 0.392%, 11/19/36(c)		6,637	4,689,950
Series 2006-SB1, Class A1A 1.004%, 12/19/36(c)		6,927	4,599,654
Series 2007-4, Class 2A1 0.432%, 7/19/47(c)		9,979	7,351,804
Series 2007-7, Class 2A1A 1.211%, 11/25/47(c)		3,509	2,785,514
Indymac Index Mortgage Loan Trust Series 2006-FLX1, Class A1 0.421%, 11/25/36(c)		1,282	984,853
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.461%, 2/25/37(c)		4,087	931,887
Series 2007-1, Class 3A2 7.039%, 2/25/37(c)(m)		4,087	1,493,399
Lehman Mortgage Trust 2005-2 Series 2005-2, Class 5A2 27.091%, 12/25/35(c)		1,428	1,829,083
Lehman XS Trust Series 2007-15N, Class 4A1 1.111%, 8/25/47(c)		1,344	898,705
Series 2007-16N, Class 2A2 1.061%, 9/25/47(c)		1,728	1,215,574
Series 2007-4N, Class 3A2A 0.904%, 3/25/47(c)		6,270	4,370,363
Luminent Mortgage Trust Series 2006-4, Class A1A 0.401%, 5/25/46(c)		1,020	609,723
Series 2006-6, Class A1 0.411%, 10/25/46(c)		1,428	1,088,511
Merrill Lynch Alternative Note Asset Series 2007-OAR1, Class A1 0.381%, 2/25/37(c)		2,513	2,063,257
NovaStar Mortgage-Backed Notes Series 2006-MTA1, Class 2A1A 0.401%, 9/25/46(c)		2,963	2,092,527
RALI Trust Series 2005-QO4, Class 2A1 0.491%, 12/25/45(c)		3,202	2,114,245
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.654%, 8/25/47(c)		6,265	4,456,061

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A 1.068%, 9/25/46(c)	U.S.$	4,944	$2,835,187
Series 2006-AR3, Class A1A 1.148%, 2/25/46(c)		1,723	1,529,310
Series 2006-AR5, Class A1A 1.144%, 6/25/46(c)		2,231	1,722,266
Series 2007-OA3, Class 2A1A 0.914%, 4/25/47(c)		2,357	1,934,094
Series 2007-OA5, Class 1A 0.904%, 6/25/47(c)		14,338	10,862,877

			96,488,727

Total Collateralized Mortgage Obligations (cost $203,350,250)			213,219,647

EMERGING MARKETS - SOVEREIGNS – 3.7%
Argentina – 0.8%
Argentina Bonos 7.00%, 10/03/15(a)		21,871	18,069,449
Series NY 2.50%, 12/31/38(h)		14,680	4,771,000
8.28%, 12/31/33		1,862	1,275,268
Series X 7.00%, 4/17/17(a)		18,150	13,690,681
Argentine Bonos 7.82%, 12/31/33	EUR	6,987	5,560,479

			43,366,877

Cote D’Ivoire – 0.7%
Ivory Coast Government International Bond 2.50%, 12/31/32(b)(e)(h)	U.S.$	39,199	35,279,100

Dominican Republic – 0.3%
Dominican Republic International Bond 8.625%, 4/20/27(b)		14,203	17,043,600

El Salvador – 0.3%
El Salvador Government International Bond 7.375%, 12/01/19(a)(b)		1,495	1,756,625
7.625%, 9/21/34(b)		872	1,011,520
7.65%, 6/15/35(b)		11,545	13,421,062
7.75%, 1/24/23(b)		700	836,500

			17,025,707

Gabon – 0.1%
Gabonese Republic 8.20%, 12/12/17(b)		3,208	3,889,700

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ghana – 0.1%
Republic of Ghana 8.50%, 10/04/17(b)	U.S.$	4,524	$5,247,840

Serbia – 0.2%
Republic of Serbia 6.75%, 11/01/24(b)		1,568	1,551,825
7.25%, 9/28/21(b)		6,418	6,835,170

			8,386,995

Turkey – 0.0%
Republic of Turkey 7.375%, 2/05/25		1,649	2,156,068

Ukraine – 0.4%
Ukraine Government International Bond 7.65%, 6/11/13(b)		19,498	19,624,737

			19,624,737

United Arab Emirates – 0.2%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(b)		7,645	9,231,338

Venezuela – 0.6%
Republic of Venezuela 7.65%, 4/21/25		38,000	29,925,000

Total Emerging Markets - Sovereigns (cost $154,134,706)			191,176,962

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.9%
Non-Agency Fixed Rate CMBS – 2.6%
Banc of America Large Loan, Inc. Series 2009-UB1, Class A4B 5.596%, 6/24/50(b)		3,500	3,565,275
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51		6,665	7,461,278
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class AM 6.084%, 6/11/50		1,500	1,667,930
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.219%, 7/15/44		3,242	3,365,634
Commercial Mortgage Pass-Through Certificates Series 2006-C3, Class AJ 5.805%, 6/15/38		1,840	1,583,219

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40	U.S.$	3,200	$3,356,499
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		5,320	6,068,849
Series 2006-C4, Class AM 5.509%, 9/15/39		5,600	5,905,962
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class AJ 5.307%, 11/10/45		5,000	4,133,965
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.475%, 3/10/39		10,561	11,345,430
GS Mortgage Securities Corp II Series 2006-GG6, Class AJ 5.634%, 4/10/38		4,799	4,373,158
Series 2011-GC5, Class C 5.308%, 8/10/44(b)		7,937	8,872,049
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB19, Class AM 5.728%, 2/12/49		10,321	10,885,806
Series 2007-LD11, Class AM 5.813%, 6/15/49		10,744	10,682,159
Series 2007-LD12, Class AM 6.043%, 2/15/51		1,856	2,014,496
Series 2007-LDPX, Class AM 5.464%, 1/15/49		6,789	7,155,431
Series 2012-CBX, Class D 5.19%, 6/15/45(b)		5,000	5,091,961
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class AM 5.889%, 7/15/44		8,418	9,048,734
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		7,127	7,402,097
Series 2007-C7, Class AM 6.186%, 9/15/45		7,025	7,818,284
LSTAR Commercial Mortgage Trust Series 2011-1, Class C 5.57%, 6/25/43(b)		2,000	2,171,414
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,700	2,779,685
RALI Trust Series 2006-QA1, Class A21 3.924%, 1/25/36		1,984	1,416,389

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class AJ 5.168%, 7/15/42	U.S.$	1,810	$1,947,609
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(b)		2,380	2,476,449
WFRBS Commercial Mortgage Trust 2011-C6 Series 2012-C6, Class D 5.564%, 4/15/45(b)		1,300	1,259,809

			133,849,571

Non-Agency Floating Rate CMBS – 0.3%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.514%, 6/15/22(b)(c)		1,019	929,696
Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8, Class D 0.514%, 6/15/20(b)(c)		4,475	3,546,173
Series 2007-WHL8, Class E 0.614%, 6/15/20(b)(c)		12,800	9,887,245
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.249%, 6/15/44(b)(d)		2,576	2,675,552

			17,038,666

Total Commercial Mortgage-Backed Securities (cost $130,801,136)			150,888,237

BANK LOANS – 2.5%
Industrial – 2.0%
Basic – 0.3%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 5.25%, 10/18/17(c)		7,800	7,757,100
NewPage Corporation 8.00%, 3/08/13(c)		5,700	5,709,519
Patriot Coal Corporation 9.25%, 12/31/13(c)		2,950	2,953,687

			16,420,306

Capital Goods – 0.1%
Serta Simmons Holdings, LLC 5.00%, 10/01/19(c)		5,750	5,743,847

Communications - Media – 0.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.47%, 7/03/14(c)		894	851,219

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Clear Channel Communications, Inc. 3.86%, 1/29/16(c)	U.S.$	124	$101,527
Univision Communications, Inc. 4.46%, 3/31/17(c)		1,857	1,813,963

			2,766,709

Consumer Cyclical - Automotive – 0.3%
Allison Transmission, Inc. 2.72%, 8/07/14(c)		252	252,270
Federal-Mogul Corporation 2.15%, 12/29/14-12/28/15(c)		1,944	1,819,139
Navistar, Inc. 7.00%, 8/17/17(c)		5,150	5,162,875
Schaeffler AG 6.00%, 1/27/17(c)		3,580	3,615,610
TI Group Automotive Systems, LLC 6.75%, 3/14/18(c)		6,716	6,783,412

			17,633,306

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(c)		2,456	2,464,429
Las Vegas Sands, LLC 2.72%, 11/23/16(c)		273	272,141

			2,736,570

Consumer Cyclical - Other – 0.2%
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) 3.22%, 1/28/15(c)		601	582,298
Harrah’s Las Vegas Propco, LLC 3.20%, 2/13/13(c)(n)		8,675	7,070,125
Sabre Inc. 5.96%, 9/30/17(c)		486	484,384

			8,136,807

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory Warehouse Corporation 5.50%, 2/23/17(c)		705	710,115
Rite Aid Corporation 1.97%, 6/04/14(c)		957	948,046

			1,658,161

Consumer Non-Cyclical – 0.4%
BJ’s Wholesale Club, Inc. 9.75%, 3/26/20(c)		6,360	6,499,157
ConvaTec Inc. 5.00%, 12/22/16(c)		1,210	1,214,541

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.72%, 7/11/14(c)	U.S.$	1,960	$1,852,512
Immucor, Inc. (fka IVD Acquisition Corporation) 5.75%, 8/19/18(c)		4,950	4,987,219
Par Pharmaceutical 5.00%, 9/30/19(c)		3,160	3,149,477
US Foods, Inc. (aka U.S. Foodservice, Inc.) 2.71%, 7/03/14(c)		982	968,640
Wolverine World Wide, Inc. 7/31/19(n)		3,000	3,015,000

			21,686,546

Energy – 0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(c)		1,857	1,883,252

Other Industrial – 0.2%
Gavilon Group LLC, The 6.00%, 12/06/16(c)		328	326,691
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 5.50%, 11/14/17(c)		2,394	2,405,970
Kinetic Concepts, Inc. 7.00%, 5/04/18(c)		2,829	2,859,938
Metaldyne, LLC 5.25%, 5/18/17(c)		2,945	2,945,100

			8,537,699

Services – 0.0%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(c)		983	983,316
Global Cash Access, Inc. 7.00%, 3/01/16(c)		415	417,075
ServiceMaster Company, The 2.71%, 7/24/14(c)		193	192,025

			1,592,416

Technology – 0.3%
Avaya, Inc. 3.18%, 10/24/14(c)		193	186,941
4.93%, 10/26/17(c)		387	344,855
Blackboard Inc. 11.50%, 4/04/19(c)		8,250	7,837,500
Eastman Kodak Company 8.50%, 7/20/13(c)		1,328	1,310,486
First Data Corporation 2.96%, 9/24/14(c)		29	28,819

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(c)	U.S.$	4,950	$4,083,750
SunGard Data Systems, Inc. (Solar Capital Corp.) 3.84%-4.06%, 2/28/16(c)		250	250,329
Syniverse Holdings, Inc. 5.00%, 4/23/19(c)		998	1,002,488

			15,045,168

			103,840,787

Financial Institutions – 0.4%
Finance – 0.1%
iStar Financial, Inc. 5.25%, 3/19/16(c)		3,825	3,844,020

Insurance – 0.0%
Asurion, LLC (fka Asurion Corporation) 5.50%, 5/24/18(c)		943	949,077

REITS – 0.3%
iStar Financial Inc. 5.75%, 10/15/17(c)		14,150	14,114,625

			18,907,722

Non Corporate Sectors – 0.1%
Foreign Local Government - Municipal – 0.1%
Education Management LLC 4.38%, 6/01/16(c)		4,488	3,721,136

Utility – 0.0%
Electric – 0.0%
Texas Competitive Electric Holdings Company, LLC (TXU) 3.72%-3.94%, 10/10/14(c)		1,632	1,106,920

Other Utility – 0.0%
Willbros United States Holdings, Inc. 9.50%, 6/30/14(c)		861	863,656

			1,970,576

Total Bank Loans (cost $128,328,999)			128,440,221

EMERGING MARKETS - TREASURIES – 1.7%
Dominican Republic – 0.3%
Dominican Republic International Bond 16.00%, 7/10/20(b)	DOP	563,400	17,033,160

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hungary – 0.3%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	1,175,500	$5,345,843
Series 15/A 8.00%, 2/12/15		509,090	2,418,625
Series 16/C 5.50%, 2/12/16		1,131,580	5,050,724

			12,815,192

Indonesia – 0.2%
Indonesia Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	68,280,000	9,635,975

Philippines – 0.2%
Philippine Government International Bond 6.25%, 1/14/36	PHP	280,000	7,949,023

Russia – 0.1%
Russia - Recap Linked Note (CSFB) 7.50%, 3/15/18	RUB	232,655	7,599,275

Turkey – 0.6%
Turkey Government Bond 9.00%, 1/27/16	TRY	56,046	32,830,230

Total Emerging Markets - Treasuries (cost $82,151,054)			87,862,855

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Indonesia – 0.4%
Majapahit Holding BV 7.875%, 6/29/37(b)	U.S.$	5,600	7,672,000
Pertamina Persero PT 6.00%, 5/03/42(b)		720	818,731
Perusahaan Listrik Negara PT 5.25%, 10/24/42(b)		11,216	11,453,779

			19,944,510

Kazakhstan – 0.1%
KazMunayGas National Co. 7.00%, 5/05/20(b)		3,746	4,603,010

Russia – 0.6%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		17,519	19,425,943
7.75%, 5/29/18(b)		11,479	13,686,366

			33,112,309

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Trinidad & Tobago – 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)	U.S.$	3,650	$4,818,000

Ukraine – 0.2%
National JSC Naftogaz of Ukraine 9.50%, 9/30/14		5,978	6,090,386
Ukreximbank Via Biz Finance PLC 8.375%, 4/27/15(b)		1,620	1,589,625

			7,680,011

United States – 0.1%
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		4,527	5,217,367

Total Quasi-Sovereigns (cost $63,311,448)			75,375,207

		Shares
PREFERRED STOCKS – 1.2%
Financial Institutions – 1.1%
Banking – 0.7%
Banner Corp. 5.00%		1,600	1,565,150
Capital One Capital II 7.50%		130,000	3,324,100
Citigroup Capital XIII 7.875%(d)		144,000	4,004,640
CoBank ACB 6.25%(b)		35,289	3,731,812
Royal Bank of Scotland Group PLC 6.40%		360,000	7,830,000
Santander Finance Preferred SAU 6.80%		67,000	1,673,660
US Bancorp 6.50%		270,000	7,983,900
Zions Bancorporation 9.50%		196,500	5,234,760

			35,348,022

Finance – 0.0%
Brandywine Realty Trust 6.90%		97,325	2,562,567

Insurance – 0.1%
Hartford Financial Services Group, Inc. 7.875%		170,000	4,807,600
XLIT Ltd. 3.526%(c)		1,750	1,342,031

			6,149,631

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Other Finance – 0.2%
RBS Capital Funding Trust V 5.90%		427,925	$7,869,541

REITS – 0.1%
Health Care REIT, Inc. 6.50%		116,925	3,146,019
Sovereign Real Estate Investment Trust 12.00%(b)		501	601,686

			3,747,705

			55,677,466

Industrial – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(b)		6,280	7,965,788

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		11,250	19,575
Federal National Mortgage Association 8.25%		51,350	87,295

			106,870

Total Preferred Stocks (cost $58,447,621)			63,750,124

		Principal Amount (000)
LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.7%
United States – 0.7%
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47	U.S.$	12,685	10,863,434
California GO 7.60%, 11/01/40		1,200	1,694,148
7.625%, 3/01/40		1,250	1,747,925
7.95%, 3/01/36		2,235	2,676,636
Golden St Tobacco Sec CA (Golden St Tob Securitization) Series 2007A-1 5.125%, 6/01/47		9,205	7,417,665
Illinois GO 7.35%, 7/01/35		4,120	5,014,452

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. IA Series 2005C 5.625%, 6/01/46	U.S.$	6,675	$6,287,316
Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41		3,855	3,354,583

Total Local Governments - Municipal Bonds (cost $35,815,164)			39,056,159

ASSET-BACKED SECURITIES – 0.6%
Home Equity Loans - Floating Rate – 0.3%
Countrywide Asset-Backed Certificates Series 2006-15, Class A6 5.779%, 10/25/46(d)		2,158	1,939,253
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.409%, 2/25/37(c)		4,700	3,303,625
Series 2007-CB3, Class A3 4.894%, 3/25/37(c)		2,088	991,279
GSAA Trust Series 2006-6, Class AF4 5.45%, 3/25/36(c)		5,728	3,520,052
Series 2006-6, Class AF5 5.45%, 3/25/36(c)		4,635	2,847,990
HSBC Asset Loan Obligation Series 2007-WF1, Class A3 5.102%, 12/25/36(c)		3,447	2,033,636
JP Morgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 5.308%, 1/25/37(c)		1,750	1,074,971

			15,710,806

Home Equity Loans - Fixed Rate – 0.3%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		2,108	1,500,375
Series 2006-1, Class AF6 5.526%, 7/25/36		2,456	1,950,845
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,748	1,403,749
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,300	2,046,798
Series 2006-10, Class AF3 5.985%, 6/25/36		2,254	1,404,023

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36	U.S.$	3,344	$2,819,140
Series 2007-6, Class 3A5 5.72%, 5/25/37		1,176	972,453
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		2,151	1,353,679
Series 2007-8XS, Class A2 6.00%, 4/25/37		1,996	1,434,444

			14,885,506

Total Asset-Backed Securities (cost $29,166,187)			30,596,312

GOVERNMENTS - SOVEREIGN AGENCIES – 0.6%
Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15		356	338,200
2.375%, 5/25/16		4,218	3,975,465

			4,313,665

Russia – 0.1%
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(b)		3,433	3,703,726

Spain – 0.1%
Instituto de Credito Oficial 4.53%, 3/17/16	CAD	2,700	2,510,142

Ukraine – 0.0%
Financing of Infrastrucural Projects State Enterprise 7.40%, 4/20/18(b)	U.S.$	2,500	2,250,579

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	10,900	16,912,665

Total Governments - Sovereign Agencies (cost $27,209,129)			29,690,777

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Croatia – 0.2%
Republic of Croatia 6.625%, 7/14/20(a)(b)	U.S.$	5,350	6,118,634
6.75%, 11/05/19(b)		3,280	3,763,800

			9,882,434

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.1%
Republic of Indonesia 8.50%, 10/12/35(b)	U.S.$	1,645	$2,636,112

Nigeria – 0.1%
Nigeria- Recap Linked (CITI) 15.10%, 5/01/17(b)	NGN	357,900	2,414,105
26.49%, 5/01/17(b)		378,300	2,551,706
Nigeria- Recap Linked (HSBC) 15.10%, 5/02/17		377,000	2,520,971

			7,486,782

Slovenia – 0.2%
Slovenia Government International Bond 5.50%, 10/26/22(b)	U.S.$	9,175	9,184,144

Total Governments - Sovereign Bonds (cost $27,271,239)			29,189,472

SUPRANATIONALS – 0.2%
Eurasian Development Bank 7.375%, 9/29/14(b)		1,760	1,916,112
European Investment Bank Zero Coupon, 4/24/13(b)	IDR	82,770,270	8,381,298

Total Supranationals (cost $10,741,670)			10,297,410

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.2%
Local Governments - Regional Bonds – 0.2%
Bogota Distrito Capital 9.75%, 7/26/28(b)	COP	6,665,000	5,439,658
Provincia de Cordoba 12.375%, 8/17/17(b)	U.S.$	4,226	3,148,370

Total Local Governments - Regional Bonds (cost $7,039,990)			8,588,028

		Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Nov 2012, Exercise Price: $ 137.00 (j)(o)		2,413	212,344
SPDR S&P 500 ETF Trust Expiration: Nov 2012, Exercise Price: $ 143.00 (j)(o)		6,758	2,165,939

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Contracts	U.S. $ Value

SPDR S&P 500 ETF Trust Expiration: Dec 2012, Exercise Price: $ 142.00 (j)(o)		6,765	$2,946,157

			5,324,440

Options on Forward Contracts – 0.0%
EUR/USD Expiration: Dec 2012, Exercise Price: EUR 1.26 (j)(p)		41,590,000	129,916
EUR/USD Expiration: Dec 2012, Exercise Price: EUR 1.26 (j)(p)		52,580,000	239,757

			369,673

Total Options Purchased - Puts (cost $6,006,855)			5,694,113

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.1%
Uruguay – 0.1%
Republica Orient Uruguay 3.70%, 6/26/37 (cost $2,632,904)	UYU	60,944	3,406,688

		Shares
COMMON STOCKS – 0.0%
American Media Operations, Inc.(g)(i)		15,926	111,482
American Media, Inc.(i)(l)		10,382	– 0	–
AOT Bedding Super Holdings, LLC(g)(i)		43	156,024
Fairpoint Communications, Inc.(j)		3,825	28,075
Gallery Media(i)(q)		202	303,000
Greektown Superholdings, Inc.(g)(i)(j)		541	32,460
Keystone Automotive Operations, Inc.(g)(i)(j)		41,929	479,669
Magnachip Semiconductor(g)(i)(j)		300	3,375
Merisant Co.(g)(i)(j)		999	– 0	–
Neenah Enterprises, Inc.(g)(i)(j)		49,578	322,257
U.S. Shipping Corp.(g)(i)		27,473	– 0	–

Total Common Stocks (cost $2,564,201)			1,436,342

WARRANTS – 0.0%
Alion Science and Technology Corp., expiring 11/01/14(i)(j)(l)		1,050	– 0	–
Fairpoint Communications, Inc., expiring 1/24/18(g)(i)(j)		6,521	– 0	–
Ipayment Holdings, Inc., expiring 11/15/18(j)		2,952	– 0	–

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Portfolio of Investments

Company		Shares	U.S. $ Value

Magnachip Semiconductor, expiring 12/31/49(g)(i)(j)		12,000	$	– 0	–
Talon Equity Co. NV, expiring 11/24/15(g)(i)(j)		877		– 0	–

Total Warrants (cost $6)				– 0	–

SHORT-TERM INVESTMENTS – 12.1%
Investment Companies – 12.0%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.15%(r) (cost $623,031,337)		623,031,337		623,031,337

		Principal Amount (000)
Governments - Sovereign Bonds – 0.1%
Brazil Recap Linked Note (JPMC) 10.00%, 3/01/13 (cost $7,638,884)	BRL	13,075		6,785,829

Total Short-Term Investments (cost $630,670,221)				629,817,166

Total Investments – 104.6% (cost $5,153,268,775)				5,413,001,673
Other assets less liabilities – (4.6)%				(236,214,169)

Net Assets – 100.0%				$5,176,787,504

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	3,057	December 2012	$673,447,562	$673,543,063	$ 95,501
U.S. T-Note 5 Yr (CBT) Futures	4,579	December 2012	568,723,070	568,940,750	217,680

					$ 313,181

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.	EUR	315,330	USD	412,444	12/06/12	$3,597,015
Citibank	CAD	8,719	USD	8,925	11/09/12	196,341

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank	USD	9,823	RUB	310,338	12/07/12	$7,897
Credit Suisse First Boston	COP	14,654,708	USD	8,018	11/30/12	45,976
Deutsche Bank	GBP	43,468	USD	69,649	12/06/12	(489,748)
Goldman Sachs	BRL	134,467	USD	65,993	11/05/12	(189,405)
Goldman Sachs	USD	66,227	BRL	134,467	11/05/12	(44,799)
Goldman Sachs	BRL	67,234	USD	32,984	12/04/12	27,323
Goldman Sachs	EUR	1,557	USD	2,021	12/06/12	1,841
HSBC Securities Inc.	AUD	4,605	USD	4,677	11/29/12	(92,065)
JPMorgan Chase Bank	ZAR	165,144	USD	19,637	11/16/12	629,359
Royal Bank of Canada	CAD	49,279	USD	50,212	11/09/12	878,529
Royal Bank of Scotland	JPY	7,903,264	USD	101,498	11/16/12	2,486,061
Royal Bank of Scotland	EUR	868	USD	1,125	12/06/12	262
Standard Chartered Bank	IDR	234,647,570	USD	24,240	12/07/12	(72,000)
UBS Securities LLC	HUF	2,390,120	USD	10,828	11/21/12	(74,016)
UBS Securities LLC	USD	7,220	TRY	13,180	11/21/12	113,418
UBS Securities LLC	USD	50,625	MXN	650,955	12/05/12	(1,078,141)

						$5,943,848

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)*	Premiums Received	Market Value
Put - CDX NAHY-18 5 Year Index	Bank of America NA	Sell	96%	11/21/12	$46,600	$1,213,324	$(56,295)
Put - CDX NAHY-18 5 Year Index	Barclays Bank PLC	Sell	100	11/21/12	126,850	1,155,350	(1,252,215)
Put - CDX NAHY-18 5 Year Index	Credit Suisse International	Sell	99	12/19/12	126,850	2,134,886	(1,559,928)

						$4,503,560	$(2,868,438)

*	Represents original notional which currently trades at a factor of 0.99.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America NA		$23,380	7/5/22	1.74%	3 Month LIBOR	$(242,946)	$0	$(242,946)
Citibank NA		251,170	9/14/17	0.84%	3 Month LIBOR	(670,148)	0	(670,148)
Citibank NA		111,140	6/11/22	1.83%	3 Month LIBOR	(2,330,830)	0	(2,330,830)
Credit Suisse International		650,000	10/29/14	0.41%	3 Month LIBOR	(409,288)	0	(409,288)
Deutsche Bank AG	GBP	117,670	10/4/22	1.86%	6 Month LIBOR	1,163,419	0	1,163,419
Deutsche Bank AG		54,250	10/4/42	6 Month LIBOR	2.97%	(42,041)	0	(42,041)
Goldman Sachs International		$257,020	9/18/17	0.85%	3 Month LIBOR	(864,101)	0	(864,101)
Goldman Sachs International		62,150	9/17/22	1.80%	3 Month LIBOR	(634,555)	0	(634,555)
Morgan Stanley Capital Services, Inc.		8,500	2/17/22	2.01%	3 Month LIBOR	(316,042)	(86,540)	(229,502)

						$(4,346,532)	$(86,540)	$(4,259,992)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America NA:
Fiat SpA, 6.625% 2/15/13, 3/20/17*	(5.00)%	6.74%	EUR	3,240	$249,257	$317,558	$(68,301)
Barclays Bank PLC:
Liz Claiborne Inc., 5.00% 7/8/13, 12/20/13*	(5.00)	0.77		$1,090	(59,211)	13,193	(72,404)
Nokia OYJ, 6.75% 2/04/19, 9/20/14*	(5.00)	4.46		15,000	(10,250)	1,136,842	(1,147,092)
The McClatchy Co., 5.75% 9/1/17, 12/20/13*	(5.00)	2.16		1,090	(41,437)	24,737	(66,174)
Citibank NA:
Venezuela Government International Bond, 9.25% 9/15/27, 3/20/16*	(5.00)	6.99		24,500	1,275,459	4,224,531	(2,949,072)
Deutsche Bank:
Ally Financial, Inc., 7.50% 9/15/20, 6/20/17*	(5.00)	2.92		4,500	(423,240)	(211,724)	(211,516)

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA:
CDX NAHY-11 5 Year Index, 12/20/13*	—	86.78%		$2,791	$1,583,755	$945,980	$637,775
JPMorgan Chase Bank NA:
MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)%	10.61		2,180	115,411	138,330	(22,919)
Morgan Stanley Capital Services LLC:
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)	7.37	EUR	3,795	441,163	290,335	150,828
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)	7.37		2,655	308,640	199,312	109,328

Sale Contracts
Bank of America NA:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	6.62		$4,250	(253,082)	(145,429)	(107,653)
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	8.24		4,500	(411,037)	(243,461)	(167,576)
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	4.54		30,240	667,800	(2,836,719)	3,504,519
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	4.54		33,600	742,000	(1,919,703)	2,661,703
HCA, Inc., 6.375% 1/15/15, 6/20/17*	5.00	3.89		6,000	298,718	51,940	246,778
Sanmina-SCI Corp., 8.125% 3/01/16, 6/20/17*	5.00	5.61		5,990	(137,247)	(315,379)	178,132
Barclays Bank PLC:
AK Steel Corp., 7.625%, 5/15/20, 6/20/17*	5.00	11.48		5,150	(1,056,103)	(599,679)	(456,424)
Alcatel-Lucent USA Inc., 6.50% 1/15/28, 6/20/16*	5.00	13.78		5,000	(1,102,583)	223,313	(1,325,896)
Cablevision Systems Corp., 8.00% 4/15/12, 3/20/16*	5.00	2.74		3,000	229,727	238,868	(9,141)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX NAHY-17 5 Year Index, 12/20/16*	5.00%	4.54%	$31,680	$699,600	$(2,346,832)	$3,046,432
CDX NAIG-15 5 Year Index, 12/20/15*	1.00	3.38	3,000	(201,749)	(276,002)	74,253
Community Health Systems, Inc., 8.875% 7/15/15, 6/20/16*	5.00	3.21	4,650	294,226	(121,952)	416,178
Community Health Systems, Inc., 8.875% 7/15/15, 6/20/17*	5.00	4.13	4,150	164,204	(245,914)	410,118
Freescale Semiconductor Inc., 8.05% 2/01/20, 6/20/17*	5.00	8.51	3,990	(501,442)	(311,725)	(189,717)
Freescale Semiconductor Inc., 8.875% 12/15/14, 6/20/16*	5.00	7.20	5,000	(348,719)	(110,067)	(238,652)
Health Management Associates, Inc., 6.125% 4/15/16, 6/20/17*	5.00	3.89	5,950	295,586	(33,072)	328,658
Levi Strauss & Co., 8.875% 4/01/16, 3/20/16*	5.00	3.94	1,500	55,438	42,350	13,088
Nokia OYJ, 6.75% 2/04/19, 9/20/17*	5.00	8.86	9,390	(1,293,047)	(1,663,792)	370,745
NXP BV, 2.96% 10/15/13, 3/20/16*	5.00	3.68	3,010	135,864	142,473	(6,609)
Virgin Media Finance PLC, 9.50% 8/15/16, 6/20/17*	5.00	2.06	4,000	533,858	53,106	480,752
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	2.06	4,500	600,590	120,822	479,768
Citibank NA:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	6.62	4,150	(247,127)	(312,122)	64,995
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	4.54	124,800	2,756,000	(11,968,202)	14,724,202

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX NAHY-18 5 Year Index, 6/20/17*	5.00%	4.92%	$10,608	$95,029	$(158,892)	$253,921
CDX NAHY-18 5 Year Index, 6/20/17*	5.00	4.92	7,071	63,341	(118,416)	181,757
CDX NAHY-18 5 Year Index, 6/20/17*	5.00	4.92	7,072	63,350	(101,686)	165,036
Ford Motor Co., 6.50% 8/01/18, 6/20/16*	5.00	1.78	6,200	732,346	478,677	253,669
Ford Motor Co., 6.50% 8/01/18, 6/20/17*	5.00	2.11	6,000	787,670	480,071	307,599
Goodyear Tire & Rubber Co., 7.00% 3/15/28, 3/20/16*	5.00	4.50	2,000	37,509	39,528	(2,019)
New Albertsons, Inc., 8.00% 5/01/31, 9/20/14*	5.00	12.50	5,800	(698,864)	(1,038,112)	339,248
Credit Suisse International:
CDX-NAHY 15 5 Year Index, 12/20/15*	5.00	4.89	15,675	140,025	(1,278,208)	1,418,233
CDX-NAHY 15 5 Year Index, 12/20/15*	5.00	4.89	13,925	122,458	(1,143,579)	1,266,037
Chesapeake Energy Corp., 6.625% 8/15/20, 12/20/17*	5.00	5.46	5,000	(68,994)	12,407	(81,401)
Goodyear Tire & Rubber Co., 7.00% 3/15/28, 12/20/17*	5.00	6.07	4,100	(162,867)	(40,696)	(122,171)
Health Management Associates, Inc., 6.125% 4/15/16, 12/20/17*	5.00	4.27	2,570	99,706	166,526	(66,820)
Levi Strauss & Co., 7.625% 5/15/20, 12/20/17*	5.00	5.42	5,120	(62,365)	(50,821)	(11,544)
Mediacom LLC, 9. 125% 8/15/19, 12/20/17*	5.00	4.70	2,500	48,523	52,961	(4,438)
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	4.68	3,000	35,500	(78,284)	113,784

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00%	0.04%		$4,600	$147,147	$62,322	$84,825
United States Steel Corp., 6.65% 6/1/37, 12/20/17*	5.00	7.77		3,010	(315,546)	(269,749)	(45,797)
Wind Acquisition Finance S.A., 11.00% 12/01/15, 6/20/16*	5.00	8.37		7,500	(733,528)	286,106	(1,019,634)
Goldman Sachs Bank USA:
CDX NAHY-15 3 Year Index, 12/20/13*	5.00	14.70		26,785	(2,493,445)	(2,808,138)	314,693
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	4.54		31,488	695,360	(3,051,455)	3,746,815
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	4.54		33,600	742,000	(2,248,097)	2,990,097
CDX NAIG-15 5 Year Index, 12/20/15*	1.00	3.37		5,600	(376,442)	(577,176)	200,734
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/17*	5.00	5.29		5,250	(33,788)	(343,660)	309,872
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	5.67	EUR	3,870	(116,266)	(721,651)	605,385
J.C. Penney Co. Inc., 6.375% 10/15/36, 12/20/17*	5.00	7.61		$4,050	(405,882)	(388,453)	(17,429)
KB Home, 6.25% 6/15/15, 6/20/17*	5.00	3.36		6,000	437,954	(593,054)	1,031,008
Mediacom LLC/ Mediacom Capital, 9.125% 8/15/19, 3/20/16*	5.00	3.11		6,000	375,680	(204,250)	579,930
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00	4.18		6,470	206,434	(157,022)	363,456
United States Steel Corp., 6.65% 6/01/37, 9/20/17*	5.00	7.57		1,300	(123,930)	(104,269)	(19,661)

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United States Steel Corp., 6.65% 6/01/37, 9/20/17*	5.00%	7.57%		$1,310	$(124,884)	$(103,536)	$(21,348)
Goldman Sachs International: Owens-Illinois, Inc., 7.80% 5/15/18, 12/20/17*	5.00	3.10		3,000	284,242	270,327	13,915
JPMorgan Chase Bank NA:
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	4.54		33,600	742,000	(1,504,560)	2,246,560
Ford Motor Co., 6.50% 8/01/18, 6/20/17*	5.00	2.11		4,250	557,933	439,743	118,190
Sabre Holdings Corp., 6.35% 3/15/16, 6/20/16*	5.00	5.51		1,985	(27,207)	(156,791)	129,584
Morgan Stanley Capital Services, Inc.:
AK Steel Corp., 7.625% 5/15/20, 3/20/16*	5.00	9.23		3,000	(340,159)	39,165	(379,324)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00	0.07		3,100	83,353	37,799	45,554
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	4.54		32,064	708,080	(3,074,907)	3,782,987
CDX NAHY-18 5 Year Index, 6/20/17*	5.00	4.92		44,550	399,094	(1,587,183)	1,986,277
CDX NAHY-18 5 Year Index, 6/20/17*	5.00	4.92		39,600	354,750	(1,409,110)	1,763,860
NXP BV, 2.96% 10/15/13, 9/20/17*	5.00	4.92	EUR	3,720	36,627	(247,554)	284,181
UBS AG:
Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 6/20/17*	5.00	5.66		$2,000	(45,912)	(157,166)	111,254
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	5.02		6,690	17,429	(373,334)	390,763

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
SLM Corp., 6.25%, 1/25/16, 6/20/17*	5.00%	3.22%	$2,000	$160,379	$(47,382)	$207,761

				$7,404,862	$(37,269,643)	$44,674,505

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000’s)	Currency	Interest Rate	Maturity	U.S. $ Value at October 31, 2012
Barclays Capital Inc.	8,041	USD	(2.75)%*	11/01/12	$8,035,711
Barclays Capital Inc.	1,956	USD	(0.25)%*	11/01/12	1,955,829
Barclays Capital Inc.†	2,848	EUR	(4.50)%*	—	3,671,293
Barclays Capital Inc.†	1,579	USD	(3.25)%*	—	1,573,652
Barclays Capital Inc.†	1,242	USD	(3.25)%*	—	1,240,706
Barclays Capital Inc.†	3,264	USD	(3.50)%*	—	3,255,183
Barclays Capital Inc.†	2,462	USD	(3.50)%*	—	2,458,514
Barclays Capital Inc.†	9,915	USD	(2.50)%*	—	9,909,492
Barclays Capital Inc.†	69	USD	(2.50)%*	—	68,962
Barclays Capital Inc.†	2,084	USD	(1.75)%*	—	2,082,933
Barclays Capital Inc.†	4,888	USD	(1.63)%*	—	4,885,445
Barclays Capital Inc.†	4,032	USD	(1.63)%*	—	4,030,226
Barclays Capital Inc.†	1,434	USD	(1.63)%*	—	1,431,926
Barclays Capital Inc.†	4,008	USD	(1.25)%*	—	4,005,691
Barclays Capital Inc.†	3,920	USD	(1.75)%*	—	3,915,281
Barclays Capital Inc.†	3,383	USD	(1.13)%*	—	3,379,329
Barclays Capital Inc.†	4,806	USD	(1.00)%*	—	4,801,612
Barclays Capital Inc.†	3,788	USD	(1.00)%*	—	3,784,613
Barclays Capital Inc.†	1,608	USD	(1.00)%*	—	1,607,248
Barclays Capital Inc.†	819	USD	(1.00)%*	—	818,526
Barclays Capital Inc.†	435	USD	(1.00)%*	—	435,134
Barclays Capital Inc.†	4,831	USD	(0.75)%*	—	4,830,445
Barclays Capital Inc.†	2,498	USD	(0.75)%*	—	2,496,012
Barclays Capital Inc.†	1,978	USD	(0.75)%*	—	1,977,212
Barclays Capital Inc.†	518	USD	(0.75)%*	—	517,166
Barclays Capital Inc.†	326	USD	(0.75)%*	—	326,007
Barclays Capital Inc.†	4,661	USD	(0.50)%*	—	4,660,235
Barclays Capital Inc.†	1,949	USD	(0.50)%*	—	1,947,661
Barclays Capital Inc.†	1,083	USD	(0.50)%*	—	1,082,049
Barclays Capital Inc.†	730	USD	(0.38)%*	—	729,514
Barclays Capital Inc.†	331	USD	(0.30)%*	—	331,045
Barclays Capital Inc.†	2,130	EUR	(0.25)%*	—	2,759,956
Barclays Capital Inc.†	1,624	USD	(0.25)%*	—	1,623,650
Barclays Capital Inc.†	665	USD	(0.25)%*	—	665,093
Barclays Capital Inc.†	66	USD	(0.25)%*	—	66,072
Barclays Capital Inc.†	8,423	USD	(0.15)%*	—	8,423,129
Barclays Capital Inc.†	3,278	USD	(0.13)%*	—	3,277,147
Barclays Capital Inc.†	3,001	USD	(0.13)%*	—	3,000,469

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate	Maturity	U.S. $ Value at October 31, 2012
Barclays Capital Inc.†	1,697	USD	(0.10)%*	—	$1,696,828
Barclays Capital Inc.†	4,902	USD	0.00%	—	4,902,319
Credit Suisse Securities†	221	USD	(2.25)%*	—	221,093
Credit Suisse Securities†	508	USD	(1.50)%*	—	507,236
Credit Suisse Securities†	2,216	USD	(1.25)%*	—	2,212,163
Credit Suisse Securities†	11,935	USD	(1.00)%*	—	11,927,545
Credit Suisse Securities†	6,095	USD	(1.00)%*	—	6,087,970
Credit Suisse Securities†	4,150	USD	(1.00)%*	—	4,147,631
Credit Suisse Securities†	2,058	USD	(1.00)%*	—	2,055,328
Credit Suisse Securities†	1,861	USD	(1.00)%*	—	1,860,640
Credit Suisse Securities†	1,616	USD	(1.00)%*	—	1,613,711
Credit Suisse Securities†	8,612	USD	(0.75)%*	—	8,607,582
Credit Suisse Securities†	2,393	EUR	(0.75)%*	—	3,097,873
Credit Suisse Securities†	5,164	EUR	(0.50)%*	—	6,688,904
Credit Suisse Securities†	3,464	USD	(0.50)%*	—	3,464,036
Credit Suisse Securities†	2,896	EUR	(0.50)%*	—	3,750,771
Credit Suisse Securities†	15,408	USD	(0.25)%*	—	15,403,880
Credit Suisse Securities†	4,056	USD	(0.25)%*	—	4,055,034
Credit Suisse Securities†	2,234	USD	(0.25)%*	—	2,233,208
Credit Suisse Securities†	1,649	USD	(0.25)%*	—	1,648,271
Credit Suisse Securities†	1,123	USD	(0.25)%*	—	1,122,165
Credit Suisse Securities†	1,069	USD	(0.25)%*	—	1,068,956
Credit Suisse Securities†	19,348	USD	(0.15)%*	—	19,346,774
Credit Suisse Securities†	7,678	USD	(0.15)%*	—	7,677,389
Credit Suisse Securities†	2,528	USD	(0.15)%*	—	2,528,139
Credit Suisse Securities†	1,517	USD	(0.15)%*	—	1,516,978
Credit Suisse Securities†	903	USD	(0.10)%*	—	903,357
Credit Suisse Securities†	3,996	USD	0.00%	—	3,996,000
Credit Suisse Securities†	3,968	USD	0.00%	—	3,967,925
Credit Suisse Securities†	2,973	USD	0.00%	—	2,972,500
Credit Suisse Securities†	1,950	USD	0.00%	—	1,949,875
Credit Suisse Securities†	978	USD	0.00%	—	978,087
Deutsche Bank Securities Inc.†	492	USD	(1.85)%*	—	489,452
Deutsche Bank Securities Inc.†	4,478	USD	(0.25)%*	—	4,477,313
Deutsche Bank Securities Inc.†	3,387	USD	(0.25)%*	—	3,386,225
Deutsche Bank Securities Inc.†	2,279	USD	(0.25)%*	—	2,277,597
Deutsche Bank Securities Inc.†	1,073	USD	(0.15)%*	—	1,072,361
ING Bank Amsterdam	567	USD	(1.75)%*	11/01/12	566,436
ING Bank Amsterdam	311	USD	(1.75)%*	11/01/12	310,092
ING Bank Amsterdam	86	USD	(0.63)%*	11/01/12	86,070
ING Bank Amsterdam	2,310	USD	(0.38)%*	11/01/12	2,309,471
ING Bank Amsterdam	1,155	USD	(0.38)%*	11/01/12	1,154,735
ING Bank Amsterdam	816	USD	(0.25)%*	11/01/12	815,904
ING Bank Amsterdam†	2,979	USD	(4.13)%*	—	2,973,722
ING Bank Amsterdam†	1,370	USD	(3.00)%*	—	1,368,548
ING Bank Amsterdam†	1,078	USD	(3.00)%*	—	1,076,777
ING Bank Amsterdam†	9,254	USD	(2.25)%*	—	9,245,403
ING Bank Amsterdam†	2,727	USD	(2.25)%*	—	2,724,115
ING Bank Amsterdam†	1,898	USD	(1.75)%*	—	1,894,690
ING Bank Amsterdam†	2,457	USD	(1.00)%*	—	2,455,795
ING Bank Amsterdam†	5,118	USD	(0.88)%*	—	5,115,759
ING Bank Amsterdam†	4,116	USD	(0.88)%*	—	4,114,849

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate	Maturity	U.S. $ Value at October 31, 2012
ING Bank Amsterdam†	2,751	USD	(0.88)%*	—	$2,750,064
ING Bank Amsterdam†	823	USD	(0.75)%*	—	822,525
ING Bank Amsterdam†	309	USD	(0.75)%*	—	308,570
ING Bank Amsterdam†	1,682	USD	(0.25)%*	—	1,681,711
ING Bank Amsterdam†	1,620	USD	(0.25)%*	—	1,619,887
JPMorgan Chase Bank NA†	565	USD	(0.25)%*	—	564,784
JPMorgan Chase Bank NA†	2,562	USD	0.00%	—	2,562,000
JPMorgan Chase Bank NA†	594	USD	0.00%	—	593,750
Nomura International PLC†	2,130	USD	(0.15)%*	—	2,130,295

					$301,219,236

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2012.

*	Interest payment due from counterparty.

UNFUNDED LOAN COMMITMENTS (see Note C)

As of October 31, 2012, the Fund had the following unfunded loan commitments of $8,000,000, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost	Value
General Motors Holding, LLC Revolver LIBOR + 2.75%, 10/27/15	$8,000,000	$—	$(160,000)

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $293,039,177.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the aggregate market value of these securities amounted to $1,770,968,653 or 34.2% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at October 31, 2012.

(d)	Variable rate coupon, rate shown as of October 31, 2012.

(e)	Security is in default and is non-income producing.

(f)	Pay-In-Kind Payments (PIK).

(g)	Illiquid security.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2012.

(i)	Fair valued by the Adviser.

(j)	Non-income producing security.

(k)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $4,998,502.

(l)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of October 31, 2012, are considered illiquid and restricted.

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Alion Science and Technology Corp., expiring 11/01/14	6/20/10	$6	$	– 0	–	0.00%
American Media, Inc.	3/04/09	230,000		– 0	–	0.00%
European Media Capital SA 10.00%, 2/01/15	8/18/10	536,667		501,777		0.01%

(m)	IO – Interest Only

(n)	This position or a portion of this position represents an unsettled loan purchase. At October 31, 2012, the market value and unrealized loss of these unsettled loan purchases amounted to $7,049,250 and $353,137, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(o)	One contract relates to 100 shares.

(p)	One contract relates to 1 share.

(q)	Restricted and illiquid security.

(r)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NGN – Nigerian Naira

PHP – Philippine Peso

RUB – Russian Ruble

TRY – Turkish Lira

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

MBIA – MBIA Insurance Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2012

Assets
Investments in securities, at value Unaffiliated issuers (cost $4,530,237,438)	$4,789,970,336
Affiliated issuers (cost $623,031,337)	623,031,337
Cash	11,794,985
Cash held at broker	3,302,099 (a)
Foreign currencies, at value (cost $1,385,744)	1,389,610
Dividends and interest receivable	82,548,523
Unrealized appreciation of credit default swap contracts	53,505,237
Receivable for capital stock sold	29,692,642
Upfront premiums paid on credit default swap contracts	10,529,322
Unrealized appreciation of forward currency exchange contracts	7,984,022
Receivable for investment securities sold	3,146,372
Receivable for variation margin on futures contracts	1,288,062
Unrealized appreciation of interest rate swap contracts	1,163,419

Total assets	5,619,345,966

Liabilities
Payable for reverse repurchase agreements	301,219,236
Upfront premiums received on credit default swap contracts	47,798,965
Payable for investment securities purchased	45,075,707
Payable for capital stock redeemed	11,181,445
Unrealized depreciation of credit default swap contracts	8,830,732
Dividends payable	8,727,715
Unrealized depreciation of interest rate swap contracts	5,423,411
Cash collateral received from broker	4,366,530
Options written, at value (premium received $4,503,560)	2,868,438
Advisory fee payable	2,051,114
Unrealized depreciation of forward currency exchange contracts	2,040,174
Distribution fee payable	1,669,611
Unfunded loan commitments, at value	160,000
Transfer Agent fee payable	87,930
Upfront premiums received on interest rate swap contracts	86,540
Administrative fee payable	15,851
Accrued expenses and other liabilities	670,231

Total liabilities	442,273,630

Net Assets	$5,177,072,336

Composition of Net Assets
Capital stock, at par	$550,269
Additional paid-in capital	4,909,118,546
Distributions in excess of net investment income	(1,796,431)
Accumulated net realized loss on investment and foreign currency transactions	(39,594,319)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	308,794,271

$5,177,072,336

(a)	Amount represents initial margin deposit and collateral for OTC derivatives outstanding and margin requirements for open futures contracts outstanding at October 31, 2012.

See notes to financial statements.

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,464,633,646	262,737,895	$9.38	*

B	$19,590,882	2,071,021	$9.46

C	$1,213,954,349	127,994,281	$9.48

Advisor	$1,346,510,071	143,363,069	$9.39

R	$46,614,501	4,970,454	$9.38

K	$19,161,279	2,042,226	$9.38

I	$66,607,608	7,089,725	$9.39

*	The maximum offering price per share for Class A shares was $9.80 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income
Interest (net of foreign taxes withheld of $37,896)	$283,864,763
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,222)	3,840,696
Affiliated issuers	861,479
Other fee income	766,973	$289,333,911

Expenses
Advisory fee (see Note B)	19,618,738
Distribution fee—Class A	6,055,532
Distribution fee—Class B	229,531
Distribution fee—Class C	9,586,974
Distribution fee—Class R	170,424
Distribution fee—Class K	19,040
Transfer agency—Class A	1,679,574
Transfer agency—Class B	28,675
Transfer agency—Class C	853,655
Transfer agency—Advisor Class	807,205
Transfer agency—Class R	81,203
Transfer agency—Class K	11,807
Transfer agency—Class I	20,957
Registration fees	536,033
Printing	322,526
Custodian	308,028
Audit	96,193
Administrative	60,536
Directors’ fees	58,270
Legal	43,774
Miscellaneous	141,820

Total expenses before interest expense	40,730,495
Interest expense	55,131

Total expenses	40,785,626
Less: expenses waived and reimbursed by the Adviser (see Note B)	(11,114)

Net expenses		40,774,512

Net investment income		248,559,399

See notes to financial statements.

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Operations

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(2,011,791)
Swap contracts	7,942,760
Futures contracts	(12,828)
Options written	39,635,833
Foreign currency transactions	(9,320,755)
Net change in unrealized appreciation/depreciation of:
Investments	241,652,504
Swap contracts	38,801,676
Futures contracts	313,181
Options written	149,362
Unfunded loan commitments	1,384,167
Foreign currency denominated assets and liabilities	13,067,734

Net gain on investment and foreign currency transactions	331,601,843

Net Increase in Net Assets from Operations	$580,161,242

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$248,559,399	$203,676,236
Net realized gain on investment and foreign currency transactions	36,233,219	31,166,018
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	295,368,624	(181,193,438)
Contributions from Adviser (see Note B)	– 0	–	21,263

Net increase in net assets from operations	580,161,242	53,670,079
Dividends to Shareholders from
Net investment income
Class A	(138,317,514)	(120,951,242)
Class B	(1,399,655)	(2,282,802)
Class C	(58,058,929)	(46,047,353)
Advisor Class	(70,246,379)	(45,329,154)
Class R	(2,223,639)	(1,256,402)
Class K	(518,188)	(150,566)
Class I	(3,877,986)	(1,777,751)
Capital Stock Transactions
Net increase	1,668,950,524	1,040,749,498

Total increase	1,974,469,476	876,624,307
Net Assets
Beginning of period	3,202,602,860	2,325,978,553

End of period (including distributions in excess of net investment income of $(1,796,431) and undistributed net investment income of $314,241, respectively)	$5,177,072,336	$3,202,602,860

See notes to financial statements.

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived

ALLIANCEBERNSTEIN HIGH INCOME FUND •	87

Notes to Financial Statements

credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2012:

Investments in Securities	Level 1			Level 2		Level 3		Total
Corporates—Non-Investment Grades	$	– 0	–	$2,626,312,163		$17,693,002		$2,644,005,165
Corporates—Investment Grades		– 0	–	433,694,374		– 0	–	433,694,374
Governments—Treasuries		– 0	–	413,591,655		7,878,843		421,470,498
Emerging Markets—Corporate Bonds		– 0	–	211,913,609		3,432,307		215,345,916
Collateralized Mortgage Obligations		– 0	–	– 0	–	213,219,647		213,219,647
Emerging Markets—Sovereigns		– 0	–	191,176,962		– 0	–	191,176,962
Commercial Mortgage-Backed Securities		– 0	–	26,900,493		123,987,744		150,888,237
Bank Loans		– 0	–	– 0	–	128,440,221		128,440,221
Emerging Markets—Treasuries		– 0	–	53,594,445		34,268,410		87,862,855
Quasi-Sovereigns		– 0	–	75,375,207		– 0	–	75,375,207
Preferred Stocks		50,001,937		13,748,187		– 0	–	63,750,124
Local Governments—Municipal Bonds		– 0	–	39,056,159		– 0	–	39,056,159

88	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2			Level 3		Total
Asset-Backed Securities	$	– 0	–	$	– 0	–	$30,596,312		$30,596,312
Governments – Sovereign Agencies		– 0	–		29,690,777		– 0	–	29,690,777
Governments – Sovereign Bonds		2,520,971			21,702,690		4,965,811		29,189,472
Supranationals		– 0	–		1,916,112		8,381,298		10,297,410
Local Governments – Regional Bonds		– 0	–		8,588,028		– 0	–	8,588,028
Options Purchased – Puts		– 0	–		5,694,113		– 0	–	5,694,113
Inflation-Linked Securities		– 0	–		3,406,688		– 0	–	3,406,688
Common Stocks		28,075			– 0	–	1,408,267		1,436,342
Warrants		– 0	–		– 0	–	– 0	–#	– 0	–
Short-Term Investments		623,031,337			– 0	–	6,785,829		629,817,166

Total Investments in Securities		675,582,320			4,156,361,662		581,057,691		5,413,001,673
Other Financial Instruments*:
Assets
Credit Default Swap Contracts		– 0	–		53,505,237		– 0	–	53,505,237
Interest Rate Swap Contracts		– 0	–		1,163,419		– 0	–	1,163,419
Futures Contracts		313,181			– 0	–	– 0	–	313,181	†
Forward Currency Exchange Contracts		– 0	–		7,984,022		– 0	–	7,984,022
Liabilities
Credit Default Swap Contracts		– 0	–		(8,830,732)		– 0	–	(8,830,732)
Interest Rate Swap Contracts		– 0	–		(5,423,411)		– 0	–	(5,423,411)
Forward Currency Exchange Contracts		– 0	–		(2,040,174)		– 0	–	(2,040,174)
Credit Default Swaptions Written		– 0	–		(2,868,438)		– 0	–	(2,868,438)
Unfunded Loan Commitments		– 0	–		– 0	–	(160,000)		(160,000)

Total^		$675,895,501			$4,199,851,585		$580,897,691		$5,456,644,777

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and unfunded loan commitments which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation of futures contracts is reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grades			Governments - Treasuries		Emerging Markets - Corporate Bonds		Collateralized Mortgage Obligations
Balance as of 10/31/11		$6,230,841		$ – 0	–	$445,434		$104,878,738
Accrued discounts/ (premiums)		737,060		(105,791)		(21,217)		1,998,246
Realized gain (loss)		(4,380,835)		– 0	–	– 0	–	1,487,509
Change in unrealized appreciation/depreciation		1,461,654		(682,875)		124,571		19,877,449
Purchases		9,346,476		– 0	–	– 0	–	112,623,974
Sales		(3,972,788)		– 0	–	– 0	–	(27,646,269)
Reclassification		– 0	–	– 0	–	– 0	–	– 0	–
Transfers into level 3		12,329,594		8,667,509		3,328,953		– 0	–
Transfers out of level 3		(4,059,000)		– 0	–	(445,434)		– 0	–

Balance as of 10/31/12+		$17,693,002		$7,878,843		$3,432,307		$213,219,647

Net change in unrealized appreciation/depreciation from investments held as of 10/31/12		$(2,338,643)		$(682,875)		$124,571		$18,979,453

	Emerging Markets - Sovereigns			Commercial Mortgage- Backed Securities		Bank Loans		Emerging Markets - Treasuries
Balance as of 10/31/11		$2,091,576		$93,080,657		$75,587,653		$21,110,383
Accrued discounts/ (premiums)		29,399		1,982,310		1,758,146		(37,614)
Realized gain (loss)		(210,125)		5,799,543		511,613		– 0	–
Change in unrealized appreciation/depreciation		270,086		14,449,397		1,247,054		2,111,606
Purchases		– 0	–	54,979,129		90,376,747		3,614,978
Sales		(2,180,936)		(42,027,538)		(41,040,992)		– 0	–
Reclassification		– 0	–	– 0	–	– 0	–	7,469,057
Transfers into level 3		– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of level 3		– 0	–	(4,275,754)		– 0	–	– 0	–

Balance as of 10/31/12+	$	– 0	–	$123,987,744		$128,440,221		$34,268,410

Net change in unrealized appreciation/depreciation from investments held as of 10/31/12	$	– 0	–	$14,984,596		$1,254,856		$2,111,606

90	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Asset-Backed Securities		Governments - Sovereign Bonds			Supranationals		Options Purchased - Puts
Balance as of 10/31/11	$23,646,158			$7,469,057		$8,289,650			$645,553
Accrued discounts/ (premiums)	457,830			(9,507)		426,047			– 0	–
Realized gain (loss)	550,380			– 0	–	– 0	–		– 0	–
Change in unrealized appreciation/depreciation	4,360,297			(322,101)		(334,399)			– 0	–
Purchases	4,493,231			5,297,419		– 0	–		– 0	–
Sales	(2,911,584)			– 0	–	– 0	–		– 0	–
Reclassification	– 0	–		(7,469,057)		– 0	–		– 0	–
Transfers into level 3	– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–		– 0	–	– 0	–		(645,553)

Balance as of 10/31/12+	$30,596,312			$4,965,811		$8,381,298		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/12	$4,447,619			$(322,101)		$(334,399)		$	– 0	–

	Common Stocks		Warrants#			Short-Term Investments		Written Options
Balance as of 10/31/11	$1,310,272			$569,328		$ – 0	–		$(1,098,610)
Accrued discounts/ (premiums)	– 0	–		– 0	–	(5,256)			– 0	–
Realized gain (loss)	(18,973)			– 0	–	– 0	–		– 0	–
Change in unrealized appreciation/depreciation	116,968			(569,328)		(853,055)			– 0	–
Purchases	2,205			– 0	–	7,644,140			– 0	–
Sales	(2,205)			– 0	–	– 0	–		– 0	–
Reclassification	– 0	–		– 0	–	– 0	–		– 0	–
Transfers into level 3	– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–		– 0	–	– 0	–		1,098,610

Balance as of 10/31/12+	$1,408,267		$	– 0	–	$6,785,829		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/12	$95,790		$	– 0	–	$(853,055)		$	– 0	–

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

Notes to Financial Statements

	Unfunded Loan Commitment		Total
Balance as of 10/31/11	$(1,544,167)		$342,712,523
Accrued discounts/ (premiums)	– 0	–	7,209,653
Realized gain (loss)	– 0	–	3,739,112
Change in unrealized appreciation/depreciation	1,384,167		42,641,491
Purchases	– 0	–	288,378,299
Sales	– 0	–	(119,782,312)
Reclassification	– 0	–	– 0	–
Transfers into level 3	– 0	–	24,326,056
Transfers out of level 3	– 0	–	(8,327,131)

Balance as of 10/31/12+	$(160,000)		$580,897,691

Net change in unrealized appreciation/depreciation from investments held as of 10/31/12	$1,384,167		$38,851,585	**

#	The Fund held securities with zero market value at period end.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2012			Valuation Technique	Unobservable Input	Range
Collateralized Mortgage Obligations		$213,219,647		Third Party Vendor	Evaluated Quotes	$22.80-$191.74
Bank Loans		$128,440,221		Third Party Vendor	Evaluated Quotes	$67.83-$102.19
Commercial Mortgage-Backed Securities		$123,987,744		Third Party Vendor	Evaluated Quotes	$71.38-$111.95
Emerging Markets – Treasuries		$34,268,410		Indicative Market Quotations	Broker Quote	$0.01-$3.27
Asset-Backed Securities		$30,596,312		Third Party Vendor	Evaluated Quotes	$47.47-$89.85
Corporates – Non-Investment Grades		$17,693,002		Third Party Vendor	Evaluated Quotes	$1.00-$103.00
	$	– 0	–	Qualitative Assessment		$0.00

92	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2012			Valuation Technique	Unobservable Input	Range
Supranationals		$8,381,298		Indicative Market Quotations	Broker Quote		$0.01
Governments – Treasuries		$7,878,843		Indicative Market Quotations	Broker Quote		$0.01
Short-Term Investments		$6,785,829		Indicative Market Quotations	Broker Quote		$51.90
Governments – Sovereign Bonds		$4,965,811		Indicative Market Quotations	Broker Quote		$0.67
Emerging Markets – Corporate Bonds		$3,432,307		Third Party Vendor	Evaluated Quotes		$107.26
Common Stocks		$1,408,267		Qualitative Assessment			$0.00-$3,628.47
	$	– 0	–	Qualitative Assessment		$	– 0	–
Unfunded Loan Commitments		$(160,000)		Third Party Vendor	Evaluated Quotes		$98.00
Warrants	$	– 0	–	Qualitative Assessment			$0.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceed established thresholds, 3) monthly multi-source pricing compares, reviewed and submitted to the Committee, and 4) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

Notes to Financial Statements

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 31, 2012. For the year ended October 31, 2012, such reimbursement amounted to $11,114.

For the year ended October 31, 2011, the Adviser reimbursed the Fund $21,263 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2012, the reimbursement for such services amounted to $60,536.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,197,916 for the year ended October 31, 2012.

For the year ended October 31, 2012, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $556,490 from the sale of Class A shares and received $56,165, $5,589 and $158,095 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2012 (000)	Dividend Income (000)
$ 494,458	$2,011,099	$1,882,526	$623,031	$861

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,929,686, $8,601,459, $163,225 and $42,106 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

96	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2012, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,578,635,967	$1,342,062,023
U.S. government securities	451,179,070	156,026,191

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, futures contracts and swap contracts) are as follows:

Cost	$5,153,423,308

Gross unrealized appreciation	$322,745,204
Gross unrealized depreciation	(63,166,839)

Net unrealized appreciation	$259,578,365

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2012, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

Notes to Financial Statements

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2012, the Fund held future contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund

98	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2012, the Fund held purchased options for hedging purposes.

During the year ended October 31, 2012, the Fund held written swaptions for hedging purposes.

For the year ended October 31, 2012, the Fund had the following transactions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/11	91,900,000		$2,584,370
Swaptions written	1,704,440,000		44,838,995
Swaptions expired	(1,289,940,000)		(36,262,076)
Swaptions bought back	(206,100,000)		(6,657,729)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/12	300,300,000		$4,503,560

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

Notes to Financial Statements

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

100	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2012, the Fund held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended October 31, 2012, the Fund held credit default swaps contracts for hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	101

Notes to Financial Statements

issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At October 31, 2012 the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $732,780,195 with unrealized appreciation of $48,314,052 and terms ranging from 8 months to 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2012, the Fund did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $4,796,997. The fair value of assets pledged as collateral by the Fund for such derivatives was $4,630,484 at October 31, 2012. If a trigger event had occurred at October 31, 2012, for those derivatives in a net liability position, $1,406,827 would be required to be posted by the Fund.

At October 31, 2012 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$1,163,419		Unrealized depreciation of interest rate swap contracts	$5,423,411

	Receivable/Payable for variation margin on futures contracts	313,181	*

102	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	7,984,022	Unrealized depreciation of forward currency exchange contracts	2,040,174
	Investments in securities, at value	$369,673
Credit contracts	Unrealized appreciation of credit default swap contracts	53,505,237	Unrealized depreciation of credit default swap contracts	$8,830,732

			Options written, at value	2,868,438

Equity contracts	Investment in securities, at value	5,324,440

Total		$68,659,972		$19,162,755

The effect of derivative instruments on the statement of operations for the year ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(10,331,047)	$(4,536,127)

	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(12,828)	313,181

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	575,505	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(2,214,944)	12,875,894

ALLIANCEBERNSTEIN HIGH INCOME FUND •	103

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$(537,401)	$(54,444)

Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	18,273,807	43,337,803

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	39,060,328	149,362

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(42,851,793)	1,800,774

Total		$1,961,627	$53,886,443

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The following table represents the volume of the Fund’s derivative transactions during the year ended October 31, 2012.

Credit Default Swap Contracts:
Average notional amount of buy contracts.	$81,198,562
Average notional amount of sale contracts	$618,408,439

Forward Currency Exchange Contracts:
Average principal amount of buy contracts.	$212,497,675
Average principal amount of sale contracts	$534,367,655

Futures Contracts:
Average original value of buy contracts.	$905,446,851	(a)

Interest Rate Swap Contracts:
Average notional amount of buy contracts.	$618,743,843
Average notional amount of sale contracts	$335,885,742	(b)

Purchased Options Contracts:
Average monthly cost.	$11,643,091

(a)	Positions were open two months during the year

(b)	Positions were open eight months during the year

104	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2012, the average amount of reverse repurchase agreements outstanding was $192,468,532 and the daily weighted average interest rate was (0.87)%. During the period, the Fund received net interest payments from counterparties.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund

ALLIANCEBERNSTEIN HIGH INCOME FUND •	105

Notes to Financial Statements

may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2012, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement. The unrealized appreciation on such loan was $500,000.

Borrower	Unfunded Loan Commitment	Funded
General Motors Holdings, LLC, LIBOR + 2.75%, 10/27/15	$8,000,000	– 0	–

In addition, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Hamilton Sundstrand Corporation, LIBOR, 9/25/13	$15,000,000	– 0	–
Spectrum Brands, LIBOR, 10/10/13	10,700,000	– 0	–
TPC Group LLC (fka Texas Petrochemical, LP), LIBOR, 9/17/13	15,000,000	– 0	–

During the year ended October 31, 2012, the Fund received commitment fees or additional funding fees in the amount of $766,973.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class A
Shares sold	135,285,095	110,274,770	$1,216,168,324	$995,251,351

Shares issued in reinvestment of dividends	9,805,470	8,341,761	88,119,259	75,169,880

Shares converted from Class B	985,464	1,207,845	8,878,195	10,914,738

Shares redeemed	(76,519,242)	(71,037,438)	(683,753,022)	(634,622,171)

Net increase	69,556,787	48,786,938	$629,412,756	$446,713,798

106	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Class B
Shares sold	365,162	447,887	$3,299,939	$4,096,419

Shares issued in reinvestment of dividends	102,254	160,624	922,313	1,461,154

Shares converted to Class A	(977,693)	(1,198,311)	(8,878,195)	(10,914,738)

Shares redeemed	(394,723)	(762,244)	(3,553,747)	(6,933,251)

Net decrease	(905,000)	(1,352,044)	$(8,209,690)	$(12,290,416)

Class C
Shares sold	52,367,695	38,365,859	$476,643,909	$351,820,282

Shares issued in reinvestment of dividends	3,823,977	2,966,508	34,759,031	26,982,653

Shares redeemed	(14,320,701)	(13,477,217)	(129,706,944)	(121,679,272)

Net increase	41,870,971	27,855,150	$381,695,996	$257,123,663

Advisor Class
Shares sold	107,270,861	63,618,057	$965,716,394	$577,243,744

Shares issued in reinvestment of dividends	4,981,137	3,138,397	44,976,426	28,268,926

Shares redeemed	(44,725,560)	(32,807,439)	(403,346,363)	(293,170,279)

Net increase	67,526,438	33,949,015	$607,346,457	$312,342,391

Class R
Shares sold	3,387,590	2,032,490	$30,338,074	$18,171,625

Shares issued in reinvestment of dividends	241,140	135,726	2,173,873	1,220,153

Shares redeemed	(1,056,746)	(1,212,000)	(9,533,688)	(10,861,985)

Net increase	2,571,984	956,216	$22,978,259	$8,529,793

Class K
Shares sold	1,641,227	361,852	$15,068,304	$3,197,193

Shares issued in reinvestment of dividends	54,442	16,140	493,884	143,985

Shares redeemed	(129,861)	(78,313)	(1,163,855)	(698,394)

Net increase	1,565,808	299,679	$14,398,333	$2,642,784

Class I
Shares sold	4,449,579	3,172,303	$40,330,727	$28,213,677

Shares issued in reinvestment of dividends	391,634	185,287	3,534,679	1,668,290

Shares redeemed	(2,512,621)	(474,033)	(22,536,993)	(4,194,482)

Net increase	2,328,592	2,883,557	$21,328,413	$25,687,485

ALLIANCEBERNSTEIN HIGH INCOME FUND •	107

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more

108	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	274,642,290	217,795,270

Total taxable distributions paid	274,642,290	217,795,270

ALLIANCEBERNSTEIN HIGH INCOME FUND •	109

Notes to Financial Statements

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$27,210,447
Accumulated capital and other losses	(45,225,234	)(a)
Unrealized appreciation/(depreciation)	296,180,556	(b)

Total accumulated earnings/(deficit)	$278,165,769	(c)

(a)	As of October 31, 2012, the Fund had a net capital loss carryforward of $39,150,703. During the fiscal year, the Fund utilized $12,482,459 of capital loss carryforwards to offset current year net realized gains. As of October 31, 2012, the cumulative deferred loss on straddles was $6,074,531.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of interest on defaulted securities, the tax treatment of upfront fees, and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2012, the Fund had a net capital loss carryforward of $39,150,703 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 39,150,703	n/a	2017

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax, the tax treatment of swaps and options, and reclassifications of consent fees and paydown gains/losses resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update

110	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	111

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 8.73		$ 9.19		$ 8.24		$ 5.85		$ 9.02

Income From Investment Operations
Net investment income(a)	.56		.64	(b)	.69	(b)	.67	(b)	.61	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70		(.44)		.96		2.44		(2.87)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.26		.20		1.65		3.11		(2.26)

Less: Dividends and Distributions
Dividends from net investment income	(.61)		(.66)		(.70)		(.69)		(.68)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)		(.23)

Total dividends and distributions	(.61)		(.66)		(.70)		(.72)		(.91)

Net asset value, end of period	$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85

Total Return
Total investment return based on net asset value(d)	15.03	%*	2.48	%*	20.85	%*	57.11	%*	(27.49	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,464,634		$1,686,591		$1,326,974		$780,222		$450,517
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%		.95%		.99	%**	.99%		1.03	%**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90%		.95%		.95	%**	.95%		1.03	%**
Expenses, before waivers/reimbursements	.91%		.96%		1.04	%**	1.13%		1.13	%**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.90%		.95%		1.00	%**	1.09%		1.07	%**
Net investment income	6.22%		7.05	%(b)	7.93	%(b)**	10.13	%(b)	7.65	%(b)**
Portfolio turnover rate	42%		29%		26%		46%		74%

See footnote summary on page 119.

112	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.80	$ 9.26	$ 8.31	$ 5.90	$ 9.09
Income From Investment Operations
Net investment income(a)(b)	.50	.57	.63	.62	.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	(.43)	.96	2.46	(2.89)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.21	.14	1.59	3.08	(2.34)

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.60)	(.64)	(.64)	(.62)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	(.23)

Total dividends and distributions	(.55)	(.60)	(.64)	(.67)	(.85)

Net asset value, end of period	$ 9.46	$ 8.80	$ 9.26	$ 8.31	$ 5.90

Total Return
Total investment return based on net asset value(d)	14.26	%*	1.75	%*	19.86	%*	55.89	%*	(28.03	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,591	$26,192	$40,092	$52,041	$54,724
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.64%	1.65%	1.70	%**	1.68%	1.74	%**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.64%	1.65%	1.65	%**	1.65%	1.74	%**
Expenses, before waivers/reimbursements	1.64%	1.69%	1.78	%**	1.88%	1.86	%**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.64%	1.69%	1.73	%**	1.85%	1.80	%**
Net investment income(b)	5.51%	6.28%	7.25	%**	9.46%	6.83	%**
Portfolio turnover rate	42%	29%	26%	46%	74%

See footnote summary on page 119.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	113

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 8.83		$ 9.29		$ 8.33		$ 5.92		$ 9.11

Income From Investment Operations
Net investment income(a)	.49		.57	(b)	.62	(b)	.62	(b)	.55	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71		(.44)		.97		2.46		(2.89)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.20		.13		1.59		3.08		(2.34)

Less: Dividends and Distributions
Dividends from net investment income	(.55)		(.59)		(.63)		(.64)		(.62)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)		(.23)

Total dividends and distributions	(.55)		(.59)		(.63)		(.67)		(.85)

Net asset value, end of period	$ 9.48		$ 8.83		$ 9.29		$ 8.33		$ 5.92

Total Return
Total investment return based on net asset value(d)	14.05	%*	1.73	%*	19.88	%*	55.68	%*	(27.95	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,213,954		$760,234		$541,386		$222,632		$112,508
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61%		1.65%		1.69	%**	1.69%		1.75	%**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.60%		1.65%		1.65	%**	1.65%		1.75	%**
Expenses, before waivers/reimbursements	1.61%		1.66%		1.73	%**	1.83%		1.84	%**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.60%		1.66%		1.69	%**	1.79%		1.77	%**
Net investment income	5.42%		6.25	%(b)	7.08	%(b)**	9.27	%(b)	6.82	%(b)**
Portfolio turnover rate	42%		29%		26%		46%		74%

See footnote summary on page 119.

114	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,								January 28, 2008(e) to October 31, 2008
	2012		2011		2010		2009

Net asset value, beginning of period	$ 8.74		$ 9.20		$ 8.25		$ 5.86		$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.58		.66	(b)	.71	(b)	.72	(b)	.52	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71		(.43)		.97		2.41		(2.69)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.29		.23		1.68		3.13		(2.17)

Less: Dividends and Distributions
Dividends from net investment income	(.64)		(.69)		(.73)		(.71)		(.49)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–
Total dividends and distributions	(.64)		(.69)		(.73)		(.74)		(.49)

Net asset value, end of period	$ 9.39		$ 8.74		$ 9.20		$ 8.25		$ 5.86

Total Return
Total investment return based on net asset value(d)	15.37	%*	2.79	%*	21.22	%*	57.57	%*	(26.77	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,346,510		$662,874		$385,380		$76,843		$6,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%		.65%		.68	%**	.72%		.69	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.60%		.65%		.65	%**	.65%		.69	%(f)**
Expenses, before waivers/reimbursements	.60%		.66%		.73	%**	.83%		.80	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.60%		.66%		.70	%**	.76%		.76	%(f)**
Net investment income	6.46%		7.34	%(b)	8.12	%(b)**	10.07	%(b)	8.16	%(b)(f)**
Portfolio turnover rate	42%		29%		26%		46%		74%

See footnote summary on page 119.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	115

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,	January 28, 2008(e) to October 31, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 8.73	$ 9.19	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.53	.62	.67	.67	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	(.44)	.96	2.43	(2.66)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.24	.18	1.63	3.10	(2.20)

Less: Dividends and Distributions
Dividends from net investment income	(.59)	(.64)	(.68)	(.68)	(.47)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.59)	(.64)	(.68)	(.71)	(.47)

Net asset value, end of period	$ 9.38	$ 8.73	$ 9.19	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	14.66	%*	2.29	%*	20.62	%*	56.83	%*	(27.09	) %*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,615	$20,935	$13,250	$3,754	$1,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24%	1.15%	1.18	%**	1.19%	1.18	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.24%	1.15%	1.15	%**	1.15%	1.18	%(f)**
Expenses, before waivers/reimbursements	1.26%	1.28%	1.37	%**	1.36%	1.43	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.26%	1.28%	1.34	%**	1.32%	1.40	%(f)**
Net investment income(b)	5.87%	6.87%	7.70	%**	9.86%	7.62	%(f)**
Portfolio turnover rate	42%	29%	26%	46%	74%

See footnote summary on page 119.

116	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,	January 28, 2008(e) to October 31, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 8.73	$ 9.19	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.55	.64	.69	.68	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	(.44)	.96	2.44	(2.66)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.26	.20	1.65	3.12	(2.19)

Less: Dividends and Distributions
Dividends from net investment income	(.61)	(.66)	(.70)	(.70)	(.48)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.61)	(.66)	(.70)	(.73)	(.48)

Net asset value, end of period	$ 9.38	$ 8.73	$ 9.19	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	15.02	%*	2.55	%*	20.94	%*	57.24	%*	(26.94	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,161	$4,159	$1,624	$1,328	$753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%	.90%	.95	%**	.94%	.93	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.91%	.90%	.90	%**	.90%	.93	%(f)**
Expenses, before waivers/reimbursements	.93%	1.01%	1.08	%**	1.10%	1.12	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.93%	1.01%	1.03	%**	1.06%	1.09	%(f)**
Net investment income(b)	6.09%	7.13%	8.04	%**	10.18%	8.01	%(f)**
Portfolio turnover rate	42%	29%	26%	46%	74%

See footnote summary on page 119.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,								January 28, 2008(e) to October 31, 2008
	2012		2011		2010		2009

Net asset value, beginning of period	$ 8.74		$ 9.20		$ 8.25		$ 5.85		$ 8.52

Income From Investment Operations
Net investment income(a)	.59		.66		.71	(b)	.70	(b)	.49	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71		(.43)		.97		2.44		(2.67)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.30		.23		1.68		3.14		(2.18)

Less: Dividends and Distributions
Dividends from net investment income	(.65)		(.69)		(.73)		(.71)		(.49)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.65)		(.69)		(.73)		(.74)		(.49)

Net asset value, end of period	$ 9.39		$ 8.74		$ 9.20		$ 8.25		$ 5.85

Total Return
Total investment return based on net asset value(d)	15.42	%*	2.81	%*	21.23	%*	57.79	%*	(26.84	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,608		$41,617		$17,272		$306		$165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.56%		.63%		.67	%**	.69%		.69	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.56%		.63%		.65	%**	.65%		.69	%(f)**
Expenses, before waivers/reimbursements	.56%		.63%		.72	%**	.72%		.79	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.56%		.63%		.71	%**	.68%		.75	%(f)**
Net investment income	6.55%		7.36%		8.03	%(b)**	10.45	%(b)	8.09	%(b)(f)**
Portfolio turnover rate	42%		29%		26%		46%		74%

See footnote summary on page 119.

118	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distribution.

(f)	Annualized.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2012, October 31, 2011, October 31, 2010, October 31, 2009 and October 31, 2008 by .06%, .03%, .15%, .05% and .41%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	119

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Income Fund, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2012

120	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2012.

For foreign shareholders, 64.46% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	121

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

122	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

ALLIANCEBERNSTEIN HIGH INCOME FUND •	123

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 80 (1993)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 70 (1993)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

124	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN HIGH INCOME FUND •	125

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

126	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

ALLIANCEBERNSTEIN HIGH INCOME FUND •	127

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

128	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Gershon Distenfeld, 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Douglas J. Peebles, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Marco G. Santamaria, 47	Vice President	Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging markets oriented fixed-income hedge fund since prior to 2007.

Matthew S. Sheridan, 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Stephen M. Woetzel, 41	Controller	Vice President of ABIS**, with which he has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	129

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein High Income Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.
2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

130	• ALLIANCEBERNSTEIN HIGH INCOME FUND

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. CT. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2012.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2012 Net Assets ($MM)
High Income Fund, Inc.	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$5,005.0

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $77,856 (0.001% of the Fund’s average daily net assets) for providing such services.

3	Jones v. Harris at 1427.
4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.
5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	131

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period: 6

	Total Expense Ratio[7]					Fiscal Year
Fund		Net[8]		Gross
High Income Fund, Inc.[9]	Advisor Class A Class B Class C Class R Class K Class I	0.61 0.92 1.64 1.62 1.21 0.94 0.57	% % % % % % %	0.61 0.92 1.66 1.62 1.27 0.97 0.57	% % % % % % %	Oct. 31 (ratios as of Apr. 30, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to

6	Semi-annual total expense ratios are unaudited.
7	Annualized.
8	Expense ratios net of waivers and reimbursements.
9	The Fund’s expense ratios shown exclude interest expenses of less than 0.01% for all share classes.

132	• ALLIANCEBERNSTEIN HIGH INCOME FUND

raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2012 net assets.11

Fund	Net Assets 9/30/12 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Income Fund, Inc.	$5,005.0	Global High Yield Schedule 55 bp on 1st $50 million 35 bp on the balance Minimum Account Size: $50m	0.352%	0.475%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
High Income Fund, Inc.	Global High Yield
	Class A	1.70% on 1st $5 billion 1.50% on the balance
	Class I (Institutional)	1.15% on 1st $5 billion 0.95% on the balance

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	133

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

134	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.500	0.577	4/18

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc. [18]	0.948	0.981	8/18	1.072	14/84

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Most recently completed fiscal year Class A share total expense ratio.

18	The Fund’s expense ratio, as reported by Lipper, is slightly above or below the Fund’s expense cap due to rounding differences.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	135

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $470,165, $12,073,917 and $231,873 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,046,139 in net fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

136	• ALLIANCEBERNSTEIN HIGH INCOME FUND

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	137

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings22 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2012.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Income Fund, Inc.
1 year	6.62	6.71	6.62	11/18	48/95
3 year	15.51	13.44	12.88	2/18	4/86
5 year	10.55	8.45	7.54	1/16	1/77
10 year	14.58	9.78	9.10	1/16	1/61

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmarks.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 27

22	The performance returns and rankings of the Fund are for the Fund’ Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

24	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2012.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

138	• ALLIANCEBERNSTEIN HIGH INCOME FUND

	Periods Ending July 31, 2012
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Income Fund, Inc.	6.62	15.52	10.56	14.58	11.52	12.07	1.03	5
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	6.41	12.32	9.26	11.69	N/A	9.55	1.01	5
JP Morgan EMBI Global Index	13.14	13.81	10.50	12.70	11.09	N/A	N/A	N/A
JP Morgan GBI EM Index	-2.12	8.15	6.91	11.13	N/A	N/A	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	8.00	14.68	9.81	10.79	7.65	N/A	N/A	N/A
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

ALLIANCEBERNSTEIN HIGH INCOME FUND •	139

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

140	• ALLIANCEBERNSTEIN HIGH INCOME FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0151-1012

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2011	$68,000	$295	$17,891
2012	$68,000	$326	$18,795

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2011	$693,852	$18,186
		$(295)
		$(17,891)
2012	$717,887	$19,121
		$(326)
		$(18,795)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	December 21, 2012